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                               [graphic omitted]

                                 TWEEDY, BROWNE
                               GLOBAL VALUE FUND

                                  SEMI-ANNUAL
                               ------------------
                               SEPTEMBER 30, 1998
                               ------------------

                               [graphic omitted]

                                 TWEEDY, BROWNE
                              AMERICAN VALUE FUND

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

                           TWEEDY, BROWNE FUND INC.

Investment Manager's Report ..........................................       1
Results of Shareholder Meeting .......................................      21

Tweedy, Browne Global Value Fund:
   Portfolio of Investments ..........................................      22
   Schedule of Forward Exchange Contracts ............................      32
   Statement of Assets and Liabilities ...............................      40
   Statement of Operations ...........................................      41
   Statements of Changes in Net Assets ...............................      42
   Financial Highlights ..............................................      43
   Notes to Financial Statements .....................................      44

Tweedy, Browne American Value Fund:
   Portfolio of Investments ..........................................      52
   Schedule of Forward Exchange Contracts ............................      61
   Statement of Assets and Liabilities ...............................      64
   Statement of Operations ...........................................      65
   Statements of Changes in Net Assets ...............................      66
   Financial Highlights ..............................................      67
   Notes to Financial Statements .....................................      68

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    This report is for the information of the shareholders of Tweedy, Browne
Fund Inc. Its use in connection with any offering of the Company's shares is authorized only in a case of a concurrent or prior delivery of the Company's current prospectus. Tweedy, Browne Company LLC is a member of the NASD and is the Distributor of the Company.

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

TWEEDY, BROWNE FUND INC.
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 Investment Manager's Report
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              [Photo of Chris Browne, John Spears and Will Browne,
                          Bob Wyckoff and Tom Shrager]
            Chris Browne, John Spears and Will Browne (seated L to R)
                  Bob Wyckoff and Tom Shrager (back row L to R)

To Our Shareholders:

    Normally we begin our letters to shareholders with the statement, "We are pleased to present . . .", which for the most recent six months of our fiscal year, seems a bit peculiar. We are pleased to communicate with our shareholders, but we do wish that every time we did we could report that we had more money than we had when we last reported. We all recognize that stocks do not go up in every measured time period despite our wishing they would. Investment results for six months, twelve months and since inception through September 30, 1998, for Tweedy, Browne Global Value Fund and Tweedy, Browne American Value Fund are presented on the following page.

-----------------------------------------------------------------------------------------------------------------
                                                                                  MORNINGSTAR       MORNINGSTAR
                                                                                    FOREIGN            WORLD
                               TWEEDY, BROWNE            MSCI EAFE(1)             STOCK FUNDS       STOCK FUNDS
                                GLOBAL VALUE         US $          HEDGED         AVERAGE(2)        AVERAGE(3)
-----------------------------------------------------------------------------------------------------------------
6 months ..................       (17.54)%          (13.30)%       (16.64)%         (15.87)%          (16.16)%
-----------------------------------------------------------------------------------------------------------------
12 months .................        (5.33)            (8.34)         (7.20)          (10.92)            (9.93)
-----------------------------------------------------------------------------------------------------------------
Annualized since inception
  (5.33 years)(9)                  12.69              5.96           8.43             6.95              9.49
=================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                           MORNINGSTAR      MORNINGSTAR
                                                                                            DOMESTIC          MID-CAP
                     TWEEDY, BROWNE         S&P              S&P             RUSSELL       STOCK FUNDS      VALUE FUNDS
                     AMERICAN VALUE       500(4)        MID-CAP 400(5)       2000(6)       AVERAGE(7)       AVERAGE(8)
-------------------------------------------------------------------------------------------------------------------------
6 months ........       (11.98)%           (6.96)%         (16.29)%         (23.89)%        (15.37)%         (19.73)%
-------------------------------------------------------------------------------------------------------------------------
12 months .......        (0.03)             9.06            (6.31)          (18.89)          (6.80)          (11.76)
-------------------------------------------------------------------------------------------------------------------------
Annualized since inception
  (4.83 years)(9)        17.80             20.37            14.62             8.02*          13.03            12.14
=========================================================================================================================
*Does not include the reinvestment of dividends.

Note: The performance shown represents past performance and is not a guarantee of future results. The Funds' share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost. See page 20 for footnotes 1 through 9, which describe the indices.

    Since the stock market peaked on July 17, the past few months have been unsettling for many investors with the Dow Jones Industrial Average rising or falling hundreds of points on any number of days. Furthermore, the results of the Dow Jones or the Standard & Poor's 500 Stock Index do not tell the full story. Broader indexes, which include smaller stocks, are down much more than the large cap-weighted indexes. For example, the Russell 2000, which is comprised of the 2000 stocks smaller than the 1000 largest stocks in the Russell 3000 Index, is down 23.9% for the six months ended September 30, 1998. For the calendar year nine months, that index is down 16.0%. Given the proportion of our assets that are invested in smaller and mid-cap stocks, we are almost surprised we are not down more than we are. However, we never said the market always goes up. Long term, we have been more than amply rewarded for owning the kinds of stocks we own. We see no reason for that to change in the future. We may be repeating ourselves, but we believe investing is like flying in an airplane. Occasionally, we will encounter some air turbulence, but that does not prevent us from reaching our final destination. In times of turbulence, we merely tighten our seat belts and wait for smoother flying. In times like these, there really is neither much we can do, nor much we should do. Continuing our airplane analogy, if we told the pilot to land, which would be equivalent to selling our stocks, we would not get to our destination. And while no one enjoys air turbulence, we cannot recall it ever being the cause of a crash. Pilot errors or faulty aircrafts are the more common causes of accidents. The same can be said for stock investing.

    We are also very pleased to observe that our clients and investors appear to agree with us. Despite almost daily doses of dire market forecasts, our shareholders have remained extremely stable. Since the stock market peak on July 17, the number of shares outstanding of the Global Value Fund has only declined 3% through September 30. Over the same time period, the number of shares outstanding in the American Value Fund has actually increased 1.9%. This may say something about investors' risk perceptions of U.S. stocks versus foreign stocks, which is a topic we will discuss later in this report. However, the current buzz words in the investment world are the so-called "flight to quality." It may be impossible to measure the amount of time and energy that is being devoted to scaring the daylights out of the individual investor. However, as far as we can tell, it is not working. With the exception of some of the dicier funds, such as emerging market bond funds, mutual funds are not seeing large redemptions. In our opinion, the individual investor is acting rationally in the midst of all the turmoil. (We characterize this behavior as rational because it is the same as ours. One always likes to think of one's self as being rational.) Who then, we ask, is causing the stock markets to fluctuate so widely? Given the number of shares traded, with volume exceeding one billion shares on some days, it can only be the professional money managers. We are at a loss to comprehend what news can cause money managers to sell at near panic rates one day, and rush back into the market the next. Perhaps in another life we will be psychologists and study such behavior. For now, we are seeing enough cheap stocks falling out of this market correction to keep us busy for some time to come.

    Much of what has occurred deserved to happen. Many stocks were too high and more rational pricing of future earnings expectations is not all bad. More rational expectations of future earnings is not so bad either. However, as always happens, some babies get thrown out with the bathwater. In a rush to quality, which means the largest companies with the most predictable earnings forecasts, a lot of good merchandise has been put on the market at bargain prices. And even the big, safe stocks have not always been a haven in this market. Almost daily, any company reporting disappointing earnings can see its stock drop 20% to 30%. The October 12, 1998 issue of The Wall Street Journal reported that a number of the best growth stocks had not performed so well when compared to their prior 52-week highs: Lucent Technologies -42%; Gillette -38%; Cisco Systems -29%; Coke -28%; and Home Depot -26%, as compared to declines of 17% for the S&P 500 and 16% for the Dow Jones Industrials. Smaller companies, which may not have the ability to "manage" their earnings to meet analysts' expectations, are perceived as "riskier" and have in many cases been dumped wholesale by institutional investors. Many bank stocks are also down significantly, and the brokerage stocks have gone into a tailspin. In a panic, liquidity dries up, which accounts for some of the more dramatic price declines. However, there is a silver lining. After bemoaning the lack of investment opportunities for months, if not years, our value brethren are beginning to talk about an increase in cheap stocks. We second that opinion.

    When the time rolls around for us to write our shareholder letters, we sometimes wonder what topic we should address. We actually collect stories and articles we believe are instructive, as well as studies of stocks which point to successful investment strategies. We especially like Jonathan Clements' articles in The Wall Street Journal and admire him for his practical, comprehensible observations and advice. This year, with stories of hedge funds blowing up, emerging markets such as Russia and Indonesia imploding, and the general impression that the world has become a riskier place, we thought we would present our interpretation of risk.

    The dictionary defines risk as "the possibility of suffering harm or loss." This definition is a bit simplistic, so the investment community likes to slice and dice the definition into numerous variables. There is market risk, which is fairly easy to understand because, surprise, surprise, stock markets can go down. There is "risk premium," a mathematical formula, which supposedly measures the excess return investors expect for holding equities rather than less risky bonds. And there is systemic risk, which is the risk that an entire financial system can collapse like it did in Russia and Indonesia. If you are a large institutional investor, you can afford to pay consultants to measure risk for you. They can run the "Monte Carlo Simulation," which will supposedly tell you what the odds are that your account will be worth less in ten years, and various other formulas that look more like a bunch of letters that fell out of a can of Greek alphabet soup. The financial community loves mathematical wizardry while losing sight of the fact that all these formulas are based on assumptions that just may be "garbage in, garbage out." For example, the following mathematical formula is called the Garman- Kohlhagen model for a call option on foreign currency, which appeared in The Financial Analysts Journal in March 1996:

      -r(pi)          -r(pi)
c = Se      N(d1) - Xe      N(d2)

                            2
     ln(S/X) + [rd - rf + (o /2)]T
d1 = ------------------------------
                  _______
               o\/   T

                         2
     ln(S/X) + [rd - rf(o /2)]T
d2 = ------------------------------
                  _______
               o\/   T
           _______
 = d1 - o\/  T

    No one at Tweedy, Browne was a math major in college. Rather, we were arithmetic majors in elementary school. We tend to glaze over when presented with these formulas and their conclusions. We always try to reduce explanations of what we do to "plain English" that the average person can understand. Rocket scientists prefer explanations that Stephen Hawkings would have to think about. Our guess is that people prefer explanations that they cannot understand on the assumption that the person presenting the explanation must be smarter than they are, and thus worthy of veneration. How else can one explain the success of Long-Term Capital Management, the now infamous hedge fund which blew up last month with a $3.65 billion bail out, raising money from some of the most "sophisticated" investors in the world. For our own money, we consider only two broad types of risk: the risk of not owning stocks and the risk of permanent capital loss. Everything else is just fluctuation.

    The risk of not owning stocks comes from inflation which, generally, is a slow, insidious erosion of your wealth. For example, we have a client whose mother inherited $1 million when her husband died in 1947, which is a lot of money today and was an enormous amount of money then. To protect his widow, her late husband left his money in trust with a bank and instructed them to invest it in bonds and pay her the interest. At the time, you probably could have received 3% in tax-free municipal bonds, yielding our client's mother $30,000 a year tax free on which she could live very comfortably. In 1947 you could buy a great house for $25,000, which today would cost more than $1 million. A new Cadillac probably cost $2,500 and a four-year Harvard education cost less than $10,000. Today, the Cadillac would cost $40,000 or $50,000 (we are guessing because none of us owns a Cadillac), and four years at Harvard will set you back $125,000!. (The cost of higher education is something with which we are all too painfully familiar.) God bless her, 51 years later our client's mother is still alive and enjoying life. And she is doubly lucky because her son was very successful and can now afford to contribute to her support, because her trust fund is still worth $1 million and throws off about $36,000 a year. If this lady's trust had been invested in the Standard & Poor's 500 Stock Index, the result would have been very different. Over the 50-year period from 1947 to 1997, the S&P 500 compounded at a 12.9% annual rate. Approximately four percentage points came from dividends and one percent came from realized capital gains from stocks that were either taken over or dropped from the index. If we tax the dividends at a 50% rate and the capital gains at a 25% rate, the net return is 10.65%. To give our client's mother money to live on, we will let her spend 3%, which is equivalent to the $30,000 she received from the municipal bonds in 1947. Her net reinvested rate of compounding would have been 7.65%. Over 50 years, her $1 million would have grown to $39,875,000. If she continued to spend 3% per year, the bank would be sending her a check for $1,196,250 this year and she could probably send her son some money instead of vice versa. Long term, the rate of inflation has been about 3%. To preserve the purchasing power of her original $1 million, she would need $4,515,423 in 1998. Instead, the index would have made her 8.8 times that amount of money. If this is enough to make us cry, imagine how her son must feel.

    Along the way, returns can be fairly lumpy. Between 1947 and 1972, the S&P 500 compounded at about 13.5%. Reducing this rate by our estimated taxes and the 3% that was taken out for living expenses, the value of our subject's trust would have grown to $7,256,000. In the bear market of 1973 and 1974, she might have seen the value of the trust drop 37% to $4,571,280. Adhering to her 3% spending rule, she would have received a check for $137,000, down from $217,000 the year before the market went in the tank. However, adjusting her original $30,000 spendable cash at an inflation rate of 3% would have been $64,700 in 1974. On an inflation adjusted basis, she could have still maintained her original lifestyle on only one-half of what she would have been given from the trust, even after a nearly 40% drop in the market. Although it would have taken several years for this lady's trust to get back to its previous high net asset value following the 1973-1974 bear market, she would have been so far ahead of inflation from her beginning point in 1947, it would not have mattered. In the entire 50-year period ending in 1997, on an annual basis the stock market was up 40 years, a batting average of 80%. Move over Mark McGwire. In every 20-year period from 1926 to 1995, the S&P 500 Index beat inflation. While the stock market's gyrations and decline in the past two months may be disconcerting, we believe investors should keep count of their wealth on an annual basis, not on a peak-to-trough interim basis. While we all remember the "Crash of 1987," we should also remember the market was up 5.2% on an annual basis for the year. If you had been away and out of touch for that year, you would have returned to find you had a ho-hum investment return in 1987. The important lesson to be taken from this discussion is that by not being invested in stocks, our client's mother saw her fortune decline by 77.8% after adjusting for inflation. That is why we own stocks and not bonds.

    University endowment funds and charitable foundations do what we believe our client's mother should have done. They adopt a spending rule, usually between 4% and 5%, which is less than their expected long-term rate of return from their investments. They hope that their rate of return after spending will at least equal if not exceed the rate of inflation. They have the enormous advantage of not paying taxes on their investment gains, which helps significantly, but their principal goal is to maintain the value of the endowment after adjusting for inflation. However, most universities have an additional problem: they are dependent on the income from their endowments to balance their operating budgets. This means they spend everything their spending rule allows. If they adhered to the 4% or 5% spending rule and their investments declined 20% in any given year, it would put a big hole in their budgets. In an attempt to smooth out these possible fluctuations, endowments and foundations have traditionally done two things. First, they invest part of the assets in bonds, which are considered to be less volatile and thus safer than stocks. However, the problem with bonds is that their long-term rate of return has not exceeded inflation by 4% or 5%, which is the amount that is being withdrawn each year. Long term, bonds are a wasting asset. The second thing endowments in general do is calculate their 4% or 5% spending limit on the previous three-year average value of their portfolio. This is a rational way of smoothing out fluctuations in the portfolio, in essence by reserving some of the gains in the boom years to subsidize declines in the bad years. Given the high variability of stock market returns year to year, we think this is a smart thing to do.

    There are two other ways by which investors and endowment and foundation trustees attempt to smooth out investment returns. The first is through market timing; i.e., getting out of the market just before you think it is going to fall and getting back in just before you think it is going to go up. Unfortunately, the empirical data more than suggests that this is not possible. More often than not, people get out after the market has fallen, and get back in after it has enjoyed a sustained rise. This is what is happening in the so-called "flight to quality" we read so much about. Now that Russia, Asia and various exotic investment instruments have tanked, everyone wants to own only the 30-year treasury bond. Their appetite for long-term treasuries is so great that the yield has been driven down to a 30-year low of less than 5%. We have to ask ourselves whether a 30-year treasury bond is as riskless as many seem to believe, especially at this point. It is helpful to remember that if interest rates go up, treasury bonds go down. With interest rates at a 30- year low, is there a greater chance that rates may go up or down from this point? We do not have the answer, but it is a bet we do not want to make.

    At the risk of repeating ourselves, we believe that attempting to time the market is not something we know how to do. Market timing is often an emotional reaction; we prefer the less stressful course of being dispassionate. An analysis of monthly investment returns of the S&P 500 from 1926 to 1993 by Sanford Bernstein & Co. showed that out of 816 months, which comprised the entire 68-year period, the returns in the 60 best months, or a mere 7% of the time, averaged 11% per month. In the other 756 months, 93% of the time, the average return was only 1/100 of 1% per month. In a study by Nicholas- Applegate Capital Management covering a 10-year period from 1983 through 1992, encompassing 2,526 stock market trading days, the compounded annual return for the S&P 500 was 16.2% per year. In the same study, the investment returns on the 40 best days, a mere 1.6% of the time, accounted for 12.6% of the 16.2% annually compounded rate of return. Without those 40 days, the annually compounded rate of return over the 10-year period falls to 3.6%. Picking the 40 best days out of 2,526 is a lottery no one will win. These odds have not stopped people from attempting to time the market. A few days ago we read a story about one money manager with a large following who chose to sell 75% or 80% of his fund's stocks late in 1997 only to reverse this decision under pressure from his clients a few months later after the market had risen. He went back in the market just in time to catch the late July and August downturn. Investing is a field where it is best to be dispassionate, not passionate; to be realistic about what is humanly possible and what is not. Predicting the future movement of the stock market with any specificity, other than long term it probably goes up, is not something we are aware anyone has done with any consistency.

    The second way that institutional investors and some wealthy individuals attempt to smooth out their investment returns is by investing in assets that are not correlated to the popular stock market indices. This means finding investments that provide returns independent of whether the S&P 500 is moving up or down. Such investments run the gamut from real estate to venture capital, buyout funds and hedge funds. We do not know much about real estate other than we all own our own homes. Neither do we know much about venture capital because analyzing start-up growth companies is about as far away from what we do as anything. We are also not so sure these two investments are not all that correlated to the stock market. Real estate gains seem to come when the economy is healthy, which seems to correlate to strong stock markets. And venture capital requires a strong stock market so profits on these investments can be realized through a public stock offering. These investments have the advantage that, unlike stocks, they cannot be priced every day the market is open and, therefore, appear less volatile. We have not seen any evidence that these investments as a class produce excess returns over stocks although, as in everything, some do better than others. Furthermore, we do not like the idea of tying up our money for five or 10 years, which is necessary with these investments.

    We do know something about buyout funds, but in general have not been rich enough to get into the established ones. Additionally, we are averse to leverage; i.e., borrowing money, for investment. Leverage is a necessary component of successful buyout investing. We also know something about hedge funds; a lot more now than we did a few short months ago. We found out things we thought could never be, as did the people who had invested in them. The granddaddies of the business like George Soros and Julian Robertson buy stocks around the world just like we do. They also make macro-economic bets on interest rates and currencies along with going long and short. And they leverage -- they borrow money to make investments greater than the value of the net assets under their management. Because they can invest around the world and go long and short in a wide variety of financial instruments, their performance can be less correlated to the S&P 500. Some, such as Soros and Robertson, have been quite successful over long periods of time. The problem with hedge funds is that past performance is not necessarily an indication of future performance. Various studies have shown that merely investing in hedge funds that did well in the preceding five years offers little insight into how they will do in the next five years. A particular manager may have merely lucked out betting on a swing in interest rates or the rise or fall of some currency. Like people who make a market prediction that works out, such as predicting the crash of 1987, there is no evidence of future success in making those predictions.

    Some consultants recognize this fact and advise their clients who want to invest in hedge funds to look for the "really smart" managers. However, how do you determine if someone is really smart? Is the answer determined by where they went to school and how well they did there? Is it having a Ph.D. or maybe winning a Nobel Prize in economics? Is it their IQ? That would have led you to Greenwich, Connecticut and Long-Term Capital Management, the $4 billion hedge fund that evaporated in August and September and forced a consortium of banks and investment banks to put up $3.65 billion to avoid what they must have believed would have been a financial crisis if the fund went through a forced liquidation. As Fortune magazine editor, Carol Loomis, wrote in "A House Built on Sand," "In the Greenwich, Connecticut office of Long-Term Capital Management there may be more IQ points per square foot than in any other institution extant." All those IQ points did not prevent the fund from blowing up. A friend of ours who knows one of the Nobel laureates on the Board of Long-Term Capital told us this individual was so completely convinced of the validity of their investment theory, he thought it was bulletproof. Our friend offered the following analogy: Isaac Newton was also convinced of the validity of his theory of gravity, and he knew that if he threw a ball into the air, it would return to earth in 10 seconds. However, if a tornado came along and picked up the ball, it might not return to earth for 55 seconds. It would still return to earth, but if you bet your entire net worth that it would not take longer than 15 seconds, it would not matter that you were fundamentally correct. Or, to quote John Maynard Keynes, "Markets can remain irrational longer than you can remain solvent."

    Through the years, we have been presented with numerous investment ideas or strategies that promised superior rates of return (they all do). Some were "sure bets," some involved complex mathematical formulas we either did not understand or did not think were worth our time to try to understand. Sometimes, we could sense the promoters' frustration at our apparent lack of interest. Some even seemed to be thinking, "Maybe these Tweedy guys aren't as smart as we thought they were." We probably are not. We have heard about one successful money manager who keeps a "slam dunk" file. Every time one of his traders comes into his office with a proposed trade that is a slam dunk, he makes a note in his file. He figures the average loss on slam dunk trades is about 20%. In any event, we have always believed it was better for us to manage our own money in house, buying the same stocks for ourselves that we buy for our clients and fund shareholders. We do not have to worry about what is best for the client; we have to worry about what is best for us because we all own the same stocks.

    What killed Long-Term Capital Management was leverage, and the leverage was on an order never before imagined. On a capital base of $4 billion, these mathematical wizards had borrowed maybe $200 billion to support various financial instruments with a face value of $1 trillion. To put that in perspective, the entire tax collections of the Federal government in 1997 were $1.72 trillion. However, for their investment theory to produce any kind of decent result, it needed lots of leverage. By their own admission, the gross annual return on each dollar invested was about two-thirds of one percent. On an unleveraged basis, this would not be very appealing. Their strategy was to take advantage of tiny anomalies in the pricing of supposedly related financial paper. They would go long one type of security and short another until this pricing anomaly disappeared and the two securities returned to their traditional price relationship. As someone recently said, "They were picking up dimes in front of a steam roller." Now, if this pricing anomaly arose between Russian bonds and U.S. Treasuries, you could buy the Russian bonds and sell short the U.S. Treasuries. It did not matter if interest rates went up or down, because your long position and your short position would move in sympathy to each other. You just had to wait for the spread, or difference between the yields on the two securities, to narrow, returning to what the investment model said was their historical relationship. However, as one hedge fund manager said to us, "Just because you are long one security and short another, does not mean you are hedged." If Russia devalued its currency (which it did), and all the world decided there was too much risk around and rushed to buy U.S. Treasuries, you would be in big trouble. The value of the Russian bonds you owned would go down, producing a loss. The value of the U.S. Treasuries you sold short would rise, producing another loss. Instead of a win-win situation, you would be sitting on a lose-lose situation. Our explanation may be a little simplistic, but you get the point. Now if you borrow money so you can make a number of these bets on the scale of 25 or 50 times your capital, you can understand the magnitude of the problem if something goes wrong with your theory, even if only temporarily.

    Long-Term Capital Management is only one of several of these hedge funds managed by math jockeys which have gone bust in the past couple of months. However, judging from the amounts of capital it had under management before the blowup, it had enormous appeal for some of the most "sophisticated" investors in the world. These investment theories were highly complex. Just to understand them, if indeed the investors did, took a nearly genius IQ. The theory promised well above-average returns at a time when plain vanilla stocks were looking a bit overpriced. And, it was postulated that it was risk free. This absence of risk permitted tremendous leverage and increased returns because nothing could go wrong. Not only were these managers brilliant, lots of other smart people were investing with them, further confirming the validity of their investment theories. Remember this the next time you bemoan the fact that only the big guys get to invest in the great deals.

    In our opinion, which nobody asked for, it was all too good to be true. While we could never presume to pass judgment on the investment theory of Long-Term Capital, or probably even win a debate with its principals, leverage of that magnitude cannot be risk free no matter how brilliant the theory. At least George Soros and Julian Robertson understand that what they do includes risk. A few years back, a particularly annoying consultant attempted to rub our faces in what had been back-to-back poor years for value investing, 1989 and 1990, by describing another of these market-neutral, market-independent managers who could produce 15% to 18% returns year in and year out. Our response was, "There is no Santa Claus, Virginia." When asked what this manager did, we were told it was too complicated to explain and he really did not fully understand it. It worked, but only for a time. The fund was Granite Partners (naming your fund after something as solid as granite is always a good marketing ploy), which experienced a 100%! loss in a few short weeks when the S&P 500 was down a couple of percentage points. (The ! sign after the 100% is not a typographical error.) We do not think that the volatility of the stock market as measured by the S&P 500 is so great as to justify the risk of losing everything. With the exception of 1974, the S&P 500 has not had an annual decline greater than 15% since 1937.

    At Tweedy, Browne, we think about risk a great deal. We do not want to wake up one day and find our wealth has evaporated in some unforeseen market blip. It took us too long to get where we are financially - it has been neither inherited, nor is there much in the inheritance pipeline. We do not want to lose what we have. The risk of not owning stocks is a foregone opportunity risk; the pain is inflicted slowly over time. We understand this well and, therefore, choose to stay invested. The risk of permanent capital loss such as the math jockey hedge funds have experienced is much more severe. However, we do not equate stock market declines with permanent capital loss. We accept the fact that on a given day, week, month or year, we could see the value of our stocks decline. We even accept the fact that there could be another bear market like 1973-1974. Having been through periods like that, we realize that we awake to face a new day. The factor that always seems to be present in a total meltdown is leverage. We see this in portfolios and we see it with companies in which we invest. Without leverage, no one with a different agenda or risk tolerance from you can call an end to the game. While leverage can magnify returns on the way up, it can also accelerate the losses. If we do not believe we can time markets, an essential ingredient in the use of leverage, it would be completely inconsistent for us to go on margin to buy stocks.

    The hedge fund math jockeys obviously believed that they would never hit the brick wall they hit in August and September. Overconfidence in one's own abilities is well documented by behavioral psychologists. These guys took overconfidence to its penultimate conclusion. Stories abound in the press of how they loved to make bets, big bets, on almost anything. It was as if the bigger the bet, the bigger the high they got from it. Psychologically, we are about as far from these guys as Beijing is from New York. None of us likes to gamble, whether it be on the World Series or the stock market. We like to think we are intelligent, not smart. With a couple of exceptions, our academic careers are not all that stellar. However, Walter Schloss, who has been our tenant for 44 years and whose rate of compounding over that period is 20%!, never even went to college.

    We also follow a few other simple rules to try to eliminate permanent capital loss. One is to not invest in companies that are fads. We remember fads of the '70s, like electronics companies and chip makers, that disappeared as technology passed them by. We also avoided the biotechnology and software fads of the '80s, which had similar results. Today, the fad is Internet stocks. Valuations of these companies make no sense to us. Take Amazon.com as an example. The company has a market capitalization of $4.9 billion. In 1997, it had sales of $147 million and lost $27.5 million. We do not think that this one company, with virtually no tangible assets and no earnings, is worth $1.7 billion more than the combined assets of our two Funds. The biggest most aggressive bookstore chain, Barnes & Noble, is also in the online book selling business, albeit they started later than Amazon.com. However, they recently sold a 50% interest in their Internet business to Bertelsmann AG, the big German publishing and entertainment company, for $200 million. Some companies in the Internet business will make it big, becoming to that industry what Microsoft became to the software industry. But how many software companies have gone out of business, or are mere shadows of their former market caps? Despite empirical data demonstrating the riskiness of investing in such companies, lots of people still do. What might happen to the market value of Amazon.com if Microsoft announced it was partnering with Barnes & Noble? Remember Netscape, which was going to own the Internet surfing business? It once traded in the high $70s; now it is around $20. In our opinion, there is little to no margin for error in owning what we call these "air ball" stocks. And when they return to earth, it is our observation they do not go back up. This is permanent capital loss.

    We prefer to think like lending officers at the bank (although not like the ones who loaned all that money to hedge funds). Ben Graham began life as a credit analyst. When he analyzed a stock, he liked to look for value greater than the price he was paying. He called this collateral. He believed if you had enough collateral behind the stock price, your downside was covered, and the upside would take care of itself. The logic is simple. Following his logic prevents you from owning Amazon.com despite the fact that many people have made a lot of money in it. But it also prevents you from owning a whole class of stocks like Amazon.com, which history tells us is a loser's game.

    Another of our rules is to diversify our investments. In general, we adhere to a rule of never investing more than 3% of our money in any one stock. In practice, we are usually far more diversified than that. This means if one of our stocks blows up for some reason we did not foresee, our exposure is only 3% of our net worth. Historically, blowups have not occurred with much frequency, although they are not unknown. Some very successful money managers prefer to make larger, concentrated bets in fewer stocks. Our confidence in our abilities may not be as great as their confidence is in theirs. People should do what they feel comfortable doing. We feel comfortable diversifying to a degree others may feel is excessive. When we ask ourselves, "What is the downside of diversification?", we do not get an answer that makes us want to change that policy.

    When we began to invest internationally, we had to confront some additional risks. One is systemic risk which has been in the press lately. This is the risk that the entire system breaks down. The United States is considered to have the least systemic risk in the world, which is why so many investors are fleeing to treasuries. The risk is so low that most people do not even take it into consideration when buying U.S. stocks. In other countries it can be a different story. Generally, and with the vast majority of our international assets, we invest in developed countries. This means countries with a long history of democratic government, laws protecting shareholders, and a viable market for their currency. This keeps us out of emerging markets like Russia, Indonesia, Latin America, and most of the Asian sub-continent. We think these countries are an investment field filled with land mines. One can make big money one year, and crash the next. Moreover, in our estimation, the results of investing in emerging markets have not justified either the risk or the volatility, as the following table illustrates:

------------------------------------------------------------------------------
MORGAN STANLEY EMERGING MARKETS INDEX*

'92      0
        14.06
        15.34
        14.36
        13.60
         6.58
         4.31
         0.09
        -1.98
         4.29
         4.93
         5.92
'93      5.43
        10.22
        14.88
        16.40
        17.77
        18.66
        19.89
        24.98
        28.17
        35.83
        41.50
        60.76
'94     63.53
        60.47
        52.16
        52.78
        55.93
        53.89
        60.58
        70.86
        73.57
        71.13
        66.45
        61.23
'95     50.28
        48.50
        49.90
        51.95
        55.47
        55.22
        56.74
        53.43
        54.53
        51.21
        48.70
        52.57
'96     57.12
        55.84
        57.26
        64.42
        62.48
        63.79
        57.00
        59.21
        60.07
        57.24
        59.04
        59.10
'97     65.61
        69.65
        67.20
        67.91
        70.38
        76.16
        77.98
        66.43
        67.19
        49.94
        46.10
        47.68
'98     40.93
        51.99
        55.52
        53.76
        40.19
        30.07
        33.27
         5.58

*In dollars

Source: Lipper Analytical

BIGGEST ONE-MONTH DECLINES IN THE INDEX SINCE 1987

Aug. 1998                -27.69%
Aug. 1990                -18.03%
Oct. 1997                -17.25%
May 1998                 -13.57%
Sept. 1990               -12.72%
Aug. 1997                -11.55%
Jan. 1995                -10.95%
Oct. 1998                -10.47%
March 1990               -10.39%
June 1998                -10.12%
------------------------------------------------------------------------------

    Internationally, we also had to deal with the currency risk, or currency fluctuations. We opted to be currency agnostics, by which we mean we hedge our foreign currency exposure back into the dollar. While this means we forego profits in foreign investments if the U.S. dollar declines, it also means we avoid losses in foreign stocks due to a decline in their currencies. We are bottom up stock pickers; we are not global currency speculators.

    We have also structured our firm in such a way that no one person can dramatically alter what we do. Unlike the fund manager we described previously, who decided to go 80% into cash in late 1997 only to watch the market rise in early 1998, forcing him back in just in time to catch the decline apparently against the collective judgment of his analysts, no one among us has that kind of power. We vote equally. We think this guards against the "chemical imbalance" factor, which could result in some harmful erratic behavior. It is highly unlikely that two out of three of us on the Management Committee would "go overboard" at the same time. We know the saying that "a camel is a horse designed by a committee," but we believe we operate with an unusual degree of agreement. We have not assembled a team of people with diverse talents or opinions. We all think the same way; we also always seem to vote in elections the same way. Basically, we are fungible. If, heaven forbid, something happened to one of us, there is little chance of any change in our investment philosophy or approach. Tweedy, Browne is a pretty quiet, boring place. We have no heated debates, just calm discussions. We have an investment process that, hopefully, will continue after us.

    Lastly, we derive comfort from the empirical knowledge that the fundamental financial characteristics of the stocks we own have in the past produced excess returns when compared to their respective benchmarks over long periods of time. We believe this is achieved in large measure because we do not concern ourselves with short-term performance, going into panic mode to try to fix our portfolio just because in some shorter period we have underperformed. For those among us who must pay taxes, it is efficient. Nearly all those excess returns earned by hedge funds are short-term capital gains taxed at the highest rate. In our story above, the selling and reinvesting fund manager not only mistimed the stock market, he probably gave his shareholders a big, fat tax bill that might have been greater than the temporary market decline he was attempting to avoid. The fundamental financial characteristics of the Tweedy, Browne Funds are as follows:

    In the Global Value Fund, approximately 42% of assets is invested in stocks with a weighted average price/earnings ratio of 10.3 times earnings. If we owned 100% of these companies and paid out all of their earnings to ourselves as a dividend, the earnings yield would be 9.7%. Stocks with a price/earnings ratio of 10.3 times earnings are cheaper than 82% of the 7,072 stocks in the Worldscope database, with market capitalizations above $100 million in those countries where the Global Value Fund has investments. A further 32% of assets is invested in stocks with a weighted average price/book value ratio of 0.64. Stocks with a price/book value ratio under 0.64 are cheaper than 93% of the issues in the database.

    In the American Value Fund, approximately 43% of assets is invested in stocks with a weighted average price/earnings ratio of 10.5 times earnings. We would receive an earnings yield on our money of 9.5% if 100% of the earnings from these stocks was paid out to us as a dividend. This earnings yield compares to long-term treasury bond yields in the United States of about 5%. Stocks with a price/earnings ratio of 10.5 times earnings are cheaper than 84% of the 2,918 stocks in the Worldscope database with market capitalizations above $100 million that are based in the United States. In addition, 25% of assets is invested in stocks with a weighted average price/book value ratio of 0.63. Stocks with a price/book value ratio under 0.63 are cheaper than 97% of the United States stocks in the database.

    The Standard & Poor's 500 Stock Index is priced at 27.1 times earnings before the deduction of write-offs, and 37 times estimated 1998 earnings after the deduction of write-offs. If we owned 100% of the Standard & Poor's 500 Stock Index and paid out all of the earnings to ourselves as a dividend, the earnings yield on our investment would be around 2.7% to 3.7%. The Standard & Poor's 500 Stock Index ratio of price/tangible book value is 5.6.

    We were recently asked by a friend of ours who writes for a national magazine, "Why invest outside the U.S. at all?" The answer is that sometimes foreign stocks are cheaper than domestic stocks. As shown in the table on the following page, the cheapest 10% of stocks in Europe and Japan measured on a price/book value basis are less expensive than the cheapest 10% in the U.S. The cheapest 10% of stocks in Europe measured on a price/earnings ratio basis are less expensive than the cheapest 10% in the U.S.

-----------------------------------------------------------------------------------------------------
                                                              UNITED STATES      EUROPE      JAPAN
-----------------------------------------------------------------------------------------------------
Price/Book Value Ratio
  for the cheapest 10% of the companies                           1.00            0.80        0.52
-----------------------------------------------------------------------------------------------------
Price/Earnings Ratio
  for the cheapest 10% of the companies                           8.8             6.6        11.5
-----------------------------------------------------------------------------------------------------
Earnings Yield (i.e., earnings divided by stock price) for
  the cheapest 10% of the companies                              11.4%           15.2%        8.7%
-----------------------------------------------------------------------------------------------------
Long-term Government Bond Yield                                   5.0%            5.0%        1.4%
-----------------------------------------------------------------------------------------------------
Difference between Earnings Yield
  and Long-term Government Bond Yield                             6.4%           10.2%        7.3%
=====================================================================================================
Source: Bloomberg, October 21, 1998

    We wish we could offer our shareholders some magical way to achieve their expected or desired rate of return as if it were a passbook savings account. Unfortunately, we cannot. All we can do, all we know how to do, is what we have been doing for nearly 30 years. Since we started early, statistically, we still have a lot of years ahead of us.

    THE YEAR 2000. The problem of what will happen to computers when the year 2000 arrives is on everyone's mind, including ours. At Tweedy, Browne, we hired a software company that partners with our hardware provider, Hewlett- Packard, to rewrite all of our in-house programs. That process is essentially completed and we are well into the testing phase. So far, so good. We have also tested all of our computer hardware for Y2K compliance and are in the process of replacing any machines that are not compliant. We expect to be finished by the end of this year. This task was relatively simple for us as compared to a major corporation. Our database begins in 1970. (Before that we kept records by hand.) Our programs have been written to read any year less than 70 as 2000 and something. Any year greater than 70 will be read as 1900 and something. This solves the problem up until 2070. That should cover most of us. Since the Tweedy, Browne Funds will probably still be in existence in 2070, we have plenty of time to fix that problem for the benefit of your children and our children and their children. We have also had presentations from the Funds' custodian bank, transfer agent, and fund administration and accounting providers. They are confident that they have the situation under control. We are sure there will be many glitches in the computer systems of corporations, some of which will cause temporary disruptions. However, we are not members of the alarmist camp who believe it necessary to stock up on dehydrated food, firewood, bottled water, and guns to protect ourselves from those who did not take similar precautions. Long before there were computers, there was food in the grocery stores. We believe the same will hold true in 2000.

    On another technological note, you will be able to visit us at our website shortly at www.tweedy.com, which is presently under construction.

    In closing, we would like to tell you, our shareholders, that we enjoy your letters to us and the feedback you give us on our letters to you. We try to answer as many as possible if we believe they require an answer. In response to our question about the use of "agita," many of you responded and the responses were fairly diverse. Our conclusion is that most people got the "gist" of our colloquial license. In response to our statement that physical stamina peaks before mental stamina, we found that we number some Olympic champions among our shareholders, who are continuing to compete well beyond their twenties. Good luck. Send us some tickets and we will come out and root for you.

                      Sincerely,

                      TWEEDY, BROWNE COMPANY LLC

                      Christopher H. Browne
                      William H. Browne
                      John D. Spears
                      Thomas H. Shrager
                      Robert Q. Wyckoff, Jr.
                      Managing Directors

FOOTNOTES TO TABLE ON PAGE 2

(1) MSCI EAFE US$ is an unmanaged capitalization-weighted index of companies representing the stock markets of Europe, Australasia and the Far East. MSCI EAFE Hedged consists of the results of the MSCI EAFE Index hedged 100% back into U.S. dollars and accounts for interest rate differentials in forward currency exchange rates. Index results are inclusive of dividends and net of foreign withholding taxes.
(2) Morningstar Foreign Stock Funds Average consists of the average returns of all mutual funds in the Morningstar Universe that invest primarily in equity securities of issuers located outside the U.S.
(3) Morningstar World Stock Funds Average consists of the average returns of all mutual funds in the Morningstar Universe that invest throughout the world while maintaining a percentage of assets (normally 25%-50%) in the U.S.
(4) S&P 500 is an unmanaged capitalization-weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market and includes the reinvestment of dividends.
(5) S&P Mid-Cap 400 is an unmanaged capitalization-weighted index which assumes reinvestment of dividends and is generally considered representative of the mid-range sector of the U.S. stock market.
(6) Russell 2000 is an unmanaged capitalization-weighted index, which assumes reinvestment of dividends for most periods, that is comprised of the smallest 2000 companies in the Russell 3000 Index and is generally considered representative of U.S. small capitalization stocks.
(7) Morningstar Domestic Stock Funds Average consists of the average returns of all domestic equity mutual funds in the Morningstar Universe.
(8) Morningstar Mid-Cap Value Funds Average consists of the average returns of all mutual funds in the Morningstar Universe classified as value funds with median market capitalizations greater than or equal to $1 billion but less than or equal to $5 billion.
(9) Index information is available at month end only; therefore the closest month end to inception date of the Funds, May 30, 1993 and November 30, 1993, were used except for the Morningstar Domestic Stock Funds Average where the closest date with data available was December 31, 1993.

TWEEDY, BROWNE FUND INC.

------------------------------------------------------------------------------
Results of Shareholder Meeting
------------------------------------------------------------------------------

    The special shareholder meeting held July 29, 1998 resulted in approval of all items proposed.

    For the Tweedy, Browne Global Value Fund a total of 68,591,898.544 votes were cast in favor of the proposal to approve a new investment advisory agreement, 749,253.067 were cast against the proposal and 1,319,161.114 votes abstained. For the Tweedy, Browne American Value Fund, a total of 26,253,729.827 voted for the proposal, 351,271.991 voted against the proposal and 462,019.802 votes abstained.

    Additionally, at the meeting, shareholders re-elected the Directors of Tweedy, Browne Fund Inc. The votes were cast as follows:

                                               IN FAVOR           WITHHELD

Bruce A. Beal ...........................   96,463,979.108     1,263,355.237
Christopher H. Browne ...................   96,497,187.748     1,230,146.597
Arthur Lazar ............................   96,369,161.308     1,358,173.037
Richard B. Salomon ......................   96,454,553.673     1,272,780.672
Anthony H. Meyer ........................   96,431,561.323     1,295,773.022

    Also at the meeting, shareholders ratified the selection of Ernst & Young LLP as independent auditors for each Fund for the fiscal year ending March 31, 1999. A total of 95,499,001.470 votes were cast for the proposal and 704,405.912 votes were cast against the proposal and 1,523,926.963 votes abstained.

TWEEDY BROWNE GLOBAL VALUE FUND
------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
------------------------------------------------------------------------------

September 30, 1998 (Unaudited)   [graphic omitted]

                                                                       MARKET
                                                                       VALUE
SHARES                                                                (NOTE 1)
------                                                               ---------
            COMMON STOCKS--94.1%
            AUSTRALIA--0.0%++
    96,353  Carillon Development Ltd. .........................  $       95,061
                                                                 --------------
            BELGIUM--0.2%
     3,940  Ibel ..............................................         248,680
     2,726  Spadel SA .........................................       3,322,461
     3,252  Uco Textiles SA ...................................         377,481
                                                                 --------------
                                                                      3,948,622
                                                                 --------------
            CANADA--2.2%
    72,400  Canadian Western Bank .............................         851,930
   166,500  Corby Distilleries Ltd., Class A ..................       7,858,665
   104,600  Corby Distilleries Ltd., Class B ..................       4,662,755
 1,728,361  Kaufel Group NV, Class B ..........................       8,780,883
   260,700  Melcor Developments Ltd. ..........................       2,990,757
 1,391,000  National Bank of Canada, Toronto ..................      20,516,897
   258,600  Shirmax Fashions ..................................         762,857
   785,883  Westfield Minerals Ltd.! ..........................         772,772
                                                                 --------------
                                                                     47,197,516
                                                                 --------------
            DENMARK--0.4%
    11,390  Nordvestbank ......................................       1,183,936
   114,800  Unidanmark A/S, Series A ..........................       8,316,875
                                                                 --------------
                                                                      9,500,811
                                                                 --------------
            FINLAND--2.6%
     6,000  Atria OY ..........................................          43,666
   542,027  Huhtamaki Group, Class I ..........................      16,525,213
     6,200  Huhtamaki Group, Class K ..........................         182,927
 1,036,900  Kesko Ord .........................................      13,664,890
   257,555  Kone Corporation, Class B! ........................      25,836,556
                                                                 --------------
                                                                     56,253,252
                                                                 --------------
            FRANCE--2.8%
    28,459  Bongrain SA .......................................      12,197,150
     5,229  Christian Dior, SA ................................         420,203
   221,260  Compagnie Financiere de Paribas ...................      11,932,662
    45,108  Compagnie Fives-Lille .............................       3,004,622
    57,700  Compagnie Lebon SA ................................       2,483,249
   188,692  Dollfus Mieg & Cie ................................       2,090,849
     1,150  Fiat France SA ....................................          29,059
    35,155  Fin Marc de Lacharriere SA ........................       3,264,509
    57,292  Fonciere Financiere Et de Participation! ..........       3,734,344
    11,370  Klepierre .........................................       1,999,973
     5,229  LVMH Moet Hennessey ...............................         714,344
    21,145  Mecelec SA ........................................         325,210
     3,115  Nordon Et Cie .....................................         226,402
    36,372  NSC Groupe ........................................       5,163,709
     9,073  Paris Orleans .....................................         515,235
    69,000  Peugeot SA ........................................      11,779,706
    18,699  Precia ............................................         334,257
     9,340  Signaux Girod .....................................         160,954
    49,723  Siparex ...........................................       1,188,955
                                                                 --------------
                                                                     61,565,392
                                                                 --------------
            GERMANY--0.8%
    15,018  Axel Springer Verlag, Class A .....................       8,993,084
    61,660  Kaufring AG .......................................       2,473,858
    61,140  Linder Holding ....................................       1,244,803
    37,085  Sinn AG ...........................................       5,818,300
                                                                 --------------
                                                                     18,530,045
                                                                 --------------
            HONG KONG--3.1%
15,811,309  Asean Resources Holdings Ltd. .....................       1,530,364
26,823,000  CDL Hotels International Ltd. .....................       6,161,591
 1,236,000  Dickson Concepts International Ltd.! ..............         965,027
 1,004,000  Grand Hotel Holdings Ltd. .........................         207,310
 4,602,000  Harbour Ring International Holdings ...............         169,261
 5,204,000  Jardine International Motor Holdings Ltd. .........       1,611,811
13,622,500  Jardine Strategic Holdings Ltd. ...................      14,984,750
23,270,310  Semi-Tech (Global) Ltd. ...........................         900,926
10,651,000  Sing Tao Holdings .................................       1,182,100
37,845,000  South China Morning Post (Holdings) Ltd. ..........      14,896,145
 1,687,500  Swire Pacific Ltd., Class A .......................       5,313,726
20,093,500  Swire Pacific Ltd., Class B .......................       9,464,856
10,290,500  Wing Hang Bank Ltd. ...............................      11,022,500
                                                                 --------------
                                                                     68,410,367
                                                                 --------------
            IRELAND--0.8%
 2,733,087  Crean (James) PLC .................................       4,288,829
 2,895,883  Independent Newspapers PLC ........................      10,386,955
 1,105,000  Unidare PLC .......................................       3,633,130
                                                                 --------------
                                                                     18,308,914
                                                                 --------------
            ITALY--3.5%
 1,782,500  Arnoldo Mondadori Editore SPA .....................      20,722,852
   150,000  Banca Popolare di Novara! .........................         999,606
   741,850  Banco di Sardegna Risp! ...........................       8,763,866
   472,500  Bassetti SPA ......................................       4,006,081
 1,530,230  Cartiere Burgo Ord ................................       8,584,454
   447,000  Cementerie di Augusta! ............................         758,247
   323,000  Cementerie di Barletta Ord ........................       1,132,990
 1,156,450  Cristalleria Artistica ............................       3,566,068
   209,100  Ericsson Italia ...................................       7,334,620
   265,000  IMI SPA ...........................................       3,499,833
   469,862  Industrie Zignago .................................       4,753,700
 1,234,000  Maffei SPA ........................................       1,868,961
   237,000  Marangoni SPA .....................................         717,899
 8,072,735  Montefibre SPA ....................................       5,428,610
   390,000  Vianini Industria SPA .............................         324,636
   493,000  Zucchi ............................................       4,674,189
                                                                 --------------
                                                                     77,136,612
                                                                 --------------
            JAPAN--17.2%
   220,000  Agro-Kanesho Company Ltd. .........................       1,321,370
   735,000  Aichi Electric Manufacturing ......................       1,297,455
   440,400  Aiful Corporation .................................      20,322,432
   627,000  Amada Sonoike Company Ltd. ........................       1,556,880
   445,000  Amatsuji Steel Ball Manufacturing Company .........       3,031,313
    22,000  Autobacs Seven Company, Ltd.! .....................         584,948
   323,000  Belluna Company Ltd. ..............................       1,656,107
   484,000  Bunka Shutter Company Ltd. ........................         992,639
    47,000  CCI Corporation ...................................         302,948
   101,000  Charle Company ....................................         666,182
   555,500  Chiyoda Company ...................................       2,685,442
   774,040  Chofu Seisakusho Company ..........................       6,945,241
   206,200  Cosel Company Ltd. ................................       1,253,587
   270,000  Credia Company Ltd. ...............................       2,630,287
   357,000  Daido Metal Company ...............................         996,279
   165,000  Daiichi Cement Company Ltd. .......................         145,028
 1,356,000  Danto Corporation .................................       5,462,736
   526,000  Denkyosha .........................................       2,003,443
   189,000  Denyo Company Ltd. ................................         815,390
 1,765,000  Dowa Fire & Marine Insurance Company ..............       4,240,396
   453,500  Exedy Corporation .................................       2,182,381
   127,100  Fidelity Japan OTC & Regional Market Fund Ltd. ....         523,652
   650,000  Fidelity Japan Values PLC .........................         262,453
 1,095,000  Fuji Coca-Cola Bottling Company ...................       8,156,858
   618,000  Fuji Photo Film Ltd. ..............................      21,275,224
   332,000  Fujicco Company Ltd. ..............................       4,146,200
 2,380,000  Fujisawa Pharmaceutical Company ...................      21,895,477
 2,208,000  Fujitec Company Ltd. ..............................      11,288,658
   624,000  Fukuda Denshi .....................................       5,987,475
 2,594,000  Gakken Company Ltd. ...............................       2,679,026
 2,431,000  Hitachi Koki ......................................       6,855,411
   585,000  Hitachi Medical Corporation .......................       5,064,787
    48,000  Idec Izumi Corporation ............................         200,403
    84,000  Inaba Denkisangyo Company Ltd. ....................         682,952
    39,900  Kahma Company Ltd. ................................         207,500
 1,418,000  Kansai Paint Company Ltd. .........................       2,596,594
   128,000  Kansui Kosiado ....................................         712,544
   117,000  Kato Sangyo .......................................         488,482
   308,000  Katsuragawa Electric Company ......................       1,127,999
   218,000  Kawagishi Bridge Works ............................         534,920
     2,500  Keiiyu ............................................          12,818
     3,000  Kinki Coca-Cola Bottling Company ..................          32,302
   155,100  Kita Kyushu Coca-Cola Bottling ....................       3,408,167
   524,000  Koa Fire & Marine Insurance Company ...............       1,535,250
 1,591,000  Koito Manufacturing ...............................       6,409,449
   313,000  Kokura Enterprises Company ........................       1,914,338
   182,000  Koyosha Inc.! .....................................         666,545
   764,000  Mandom Corporation ................................       4,532,796
 1,941,000  Matsushita Electric Industrial Company ............      26,372,862
   111,000  Matsumoto Yushi-Seiyaku Company ...................       1,723,640
   371,000  Meito Sangyo Company ..............................       2,907,673
   255,000  Mitsubishi Pencil Company Ltd. ....................       1,905,146
   495,000  Morito ............................................       1,957,883
   385,000  Nankai Plywood Company Ltd. .......................       1,579,198
   342,000  Nippon Broadcasting System ........................      11,999,121
 1,155,000  Nippon Cable System ...............................       6,353,452
 1,056,000  Nippon Konpo Unyu Soko ............................       5,646,438
   271,000  Nippon Typewriter Company Ltd. ....................         617,330
 1,016,400  Nissan Fire & Marine Insurance Company ............       2,732,238
   674,000  Nisshinbo Industries ..............................       2,221,571
     8,000  Nissho Electronics Corporation ....................          47,229
    90,000  Nissei Plastic Industrial Company .................         415,309
   242,500  Nissin Company Ltd. ...............................       3,373,064
    22,000  Nitori Company ....................................         157,920
   409,000  Nittetsu Mining ...................................         994,602
   551,000  Nitto FC Company ..................................       2,942,164
   533,000  Oak ...............................................         995,532
   323,000  Osaka Securities Finance ..........................         425,856
   319,600  Osaka Steel Company Ltd. ..........................       1,097,912
   287,103  Prospect Japan Fund Ltd. ..........................       1,050,797
   867,000  Riken Vitamin .....................................       6,953,781
    15,000  Rock Paint ........................................          67,021
   452,000  Sangetsu Company Ltd. .............................       5,181,322
   230,000  Sanko Sangyo ......................................       1,566,746
    32,000  Sanyo Coca-Cola Bottling Company ..................         288,299
   605,260  Sanyo Shinpan Finance Company Ltd. ................      21,856,303
   213,000  Sasakura Engineering Company Ltd. .................         624,062
   173,000  Shaddy Company Ltd. ...............................       1,115,107
   760,600  Shikoku Coca-Cola Bottling ........................       7,248,054
   455,000  Shingakukai .......................................       1,209,778
 1,229,000  Shin Nikkei Company Ltd. ..........................         810,181
   461,800  Shinki Company Ltd. ...............................       4,059,037
 2,648,000  Shinogi & Company .................................      15,342,011
   452,000  SK Kaken Company, Ltd. ............................       3,972,899
   712,000  Sonton Food Industry ..............................       4,745,798
   406,000  Sotoh Company Ltd. ................................       1,784,289
     3,000  Sundrug Company, Ltd. .............................          38,455
   507,000  Suzuki Motor Corporation ..........................       5,102,494
   323,000  Tachi-S ...........................................       1,171,104
   183,000  Taisei Fire & Marine Insurance Company ............         361,912
     8,100  Takano Company Ltd. ...............................          74,162
   263,200  Takefuji Corporation ..............................      13,263,622
   377,000  Takigami Steel Construction .......................         842,227
   261,000  Teikoku Hormone Manufacturing Company .............       1,338,216
   269,000  TENMA Corporation .................................       2,364,402
   252,200  Toa Medical Electronics Company ...................       2,179,791
   254,000  Tomita Electric Company Ltd. ......................         976,744
   197,000  Topre  Corporation ................................         679,634
   387,000  Torii Company Ltd. ................................       1,354,961
   997,000  Torishima Pump Manufacturing ......................       2,972,196
   198,000  Toso Company Ltd. .................................         581,564
    11,000  Totech Corporation ................................          27,515
   675,000  Toyo Technical Company Ltd. .......................       2,595,679
   859,500  Tsubaki Nakashima Company Ltd.! ...................       4,904,234
   379,200  Tsuchiya Home Company .............................       1,111,005
    16,200  Tsutsumi Jewlery Company Ltd. .....................         172,056
   793,000  U-Shin ............................................       2,375,660
   123,500  Yellow Hat Ltd. ...................................         877,458
   155,000  Yomeishu Seizo Company Ltd. .......................         896,905
     9,000  Yonkyu Company Ltd. ...............................          83,721
   356,000  Zojirushi .........................................       1,825,307
                                                                 --------------
                                                                    376,803,413
                                                                 --------------
            MALAYSIA--0.3%
   610,000  Sapura Telecommunications Berhad ..................         138,053
 5,928,000  Star Publications (Malaysia) ......................       6,474,000
 1,833,000  Tractor Malaysia Holdings Berhad ..................         530,605
                                                                 --------------
                                                                      7,142,658
                                                                 --------------
            NETHERLANDS--5.7%
   773,600  Akzo NV Ord .......................................      27,520,748
   535,158  European Vinyls Corporation .......................       6,677,576
    40,625  Heineken Holdings NV, Class A .....................       1,540,141
   873,324  Holdingmaatschappij de Telegraaf ..................      20,124,917
   928,935  Koninklijke Bols Wessanen NV ......................      10,160,650
   160,568  Twentsche Kabel Holdings ..........................       4,944,882
   828,400  Unilever NV CVA ...................................      52,166,745
   124,166  Wegener NV ........................................       2,439,346
                                                                 --------------
                                                                    125,575,005
                                                                 --------------
            NEW ZEALAND--1.2%
17,078,509  Air New Zealand Ltd. ..............................      13,504,162
 5,742,400  Carter Holt Harvey Ltd. ...........................       3,793,394
 3,388,000  Independent Newspaper .............................       9,613,623
   164,600  Radio Pacific Ltd. ................................         310,962
                                                                 --------------
                                                                     27,222,141
                                                                 --------------
            NORWAY--0.7%
 1,225,600  Schibsted .........................................      15,249,554
                                                                 --------------
            SINGAPORE--4.6%
     5,000  CarnaudMetalbox Asia Ltd. .........................           3,984
 6,334,500  Cycle & Carriage Ltd. .............................      10,244,778
 8,271,000  Fraser & Neave Ltd. ...............................      17,737,571
    90,000  Isetan (Singapore) Ltd. ...........................          75,711
 1,423,000  Keppel Marine Industries Ltd. .....................         969,461
 9,654,000  Overseas Union Bank Ltd. ..........................      13,783,258
 3,509,000  Robinson and Company Ord ..........................       7,899,408
 4,482,000  Singapore Press Holdings Ltd. .....................      37,172,986
   767,000  Times Publishing ..................................         999,645
 3,765,000  United Overseas Bank Ltd. .........................      10,973,815
                                                                 --------------
                                                                     99,860,617
                                                                 --------------
            SOUTH AFRICA--0.5%
 3,248,470  Sappi Limited .....................................      10,390,240
                                                                 --------------
            SPAIN--1.0%
   151,997  Fabrica Auto Renault de Espana ....................       4,604,833
   190,185  Grupo Anaya SA ....................................      11,456,524
    31,598  Indo Internacional SA .............................       1,656,315
    51,846  Omsa ..............................................         434,683
    80,898  Prim SA! ..........................................         883,446
   376,152  Unipapel SA .......................................       3,763,243
                                                                 --------------
                                                                     22,799,044
                                                                 --------------
            SWEDEN--5.5%
   148,685  BRIO AB, Class B ..................................         986,365
    59,400  Nolato AB, Class B ................................         591,082
 2,349,100  Pharmacia & Upjohn, Inc. ..........................     118,076,851
   138,400  VLT AB, Class B ...................................       1,571,423
                                                                 --------------
                                                                    121,225,721
                                                                 --------------
            SWITZERLAND--15.2%
    13,450  Attisholz Holding AG! .............................       6,869,205
        33  Bank of International Settlements America .........         201,409
    36,658  Banque Cantonale Vaudoise .........................      11,286,330
    44,480  Compagnie Financiere Richemont AG .................      57,033,903
     2,415  Daetwyler Holding, Bearer .........................       4,198,783
    46,540  Danzas Holding AG, Registered .....................      11,682,201
    80,068  Edipresse SA, Bearer ..............................      19,721,182
     8,225  Edipresse SA, Registered ..........................         381,339
    11,890  Forbo Holding AG ..................................       4,651,261
     2,450  Fotolabo SA .......................................         656,694
     2,200  Golay Buchel Holding, Bearer ......................       1,673,428
    10,780  Helvetia Patria Holding ...........................       8,707,404
    23,575  Liechtenstein Global Trust ........................      23,397,385
    29,327  Loeb Holding PC ...................................       6,277,983
    57,089  Nestle SA, Registered .............................     113,896,773
     6,698  Novartis, AG, Bearer ..............................      10,776,773
    10,329  Novartis, AG, Registered ..........................      16,603,920
    45,175  Sairgroup .........................................       9,310,553
     1,180  Sarna Kunsstoff Holding AG, Registered ............       1,662,634
    13,566  SIG Sheizerishe ...................................       7,468,966
     3,355  Vetropack Holding AG PC ...........................         498,243
    17,695  Zehnder Holding, Bearer ...........................       6,793,937
    11,214  Zschokke Holding AG, Registered! ..................       2,558,976
     7,040  Zuercher Ziegeleien ...............................       6,119,963
                                                                 --------------
                                                                    332,429,245
                                                                 --------------
            THAILAND--0.0%!!
   132,300  S & J Enterprises .................................          43,905
                                                                 --------------
            UNITED KINGDOM--13.8%
10,629,545  Aggregate Industries PLC ..........................      10,842,768
 1,543,688  Alumasc Group PLC .................................       3,661,070
 5,787,000  Arjo Wiggins Appleton PLC .........................       9,986,051
 2,147,400  Bernard Matthews PLC ..............................       3,669,047
   455,000  British Mohair Holdings PLC .......................         630,439
 7,052,000  British Steel Ord .................................      12,738,418
10,134,983  BTR PLC ...........................................      18,307,380
   458,000  Burtonwood Brewery PLC ............................       1,078,424
10,290,603  Caradon PLC .......................................      21,868,806
 3,979,658  Carclo Engineering Group PLC ......................       6,799,642
 2,103,400  Concentric PLC ....................................       5,632,182
 1,470,000  Courtaulos Textiles Ord ...........................       4,748,377
   766,369  Diageo PLC! .......................................       7,296,258
 7,369,666  Dowding & Mills PLC ...............................       5,011,665
 1,408,668  Dyson (J&J) PLC, Class A, Non-voting ..............       1,915,900
    50,860  EIS Group PLC .....................................         436,658
 1,741,019  Elementis PLC .....................................       2,382,723
 1,583,000  European Motor Holdings PLC .......................       1,897,336
   803,000  Folkes Group PLC ..................................         764,501
   427,800  Glaxo Wellcome PLC, Sponsored ADR .................      24,438,075
 1,668,000  Glynwed International PLC .........................       4,026,787
 1,098,479  Hardys & Hansons PLC ..............................       3,931,136
   963,441  HSBC Holdings PLC .................................      17,247,563
   100,000  HSBC Holdings PLC .................................       1,873,509
   515,000  Intercare Group PLC ...............................         656,663
   350,000  Johnston Group PLC ................................       1,874,359
 4,545,154  McAlpine (Alfred) PLC .............................       8,499,934
 2,626,000  Mirror Group PLC ..................................       6,428,823
 1,777,545  Molins PLC ........................................       3,550,853
 2,435,237  Norcros PLC .......................................       2,401,284
 4,052,120  Nycomed Amersham PLC ..............................      26,901,567
    13,012  Nycomed Amersham PLC, Sponsored ADR ...............         414,758
   584,000  Partridge Fine Art Ord ............................         704,929
18,562,000  Pilkington PLC ....................................      18,145,413
 7,151,800  Rexam PLC .........................................      22,250,547
 3,493,490  Sherwood Group PLC ................................       2,286,623
   369,200  SmithKline Beecham, PLC Units, ADR ................      20,213,700
   779,500  Swan Hill Group PLC ...............................         742,127
   175,000  Thistle Hotels PLC ................................         374,872
 3,001,672  Time Products PLC .................................       3,725,292
   600,000  Union PLC .........................................         627,337
 1,537,500  Wolverhampton & Dudley Breweries PLC ..............      10,560,164
                                                                 --------------
                                                                    301,543,960
                                                                 --------------
            UNITED STATES--12.0%
   221,000  American Express Company ..........................      17,155,125
    75,700  American National Insurance Company ...............       6,287,831
   514,800  Chase Manhattan Corporation .......................      22,265,100
    81,500  Coca-Cola Bottling Company ........................       4,833,969
   348,300  Comerica, Inc. ....................................      19,091,194
   230,400  Federal Home Loan Mortgage Corporation ............      11,390,400
   240,000  Fingerhut Companies, Inc. .........................       2,640,000
   205,616  First Chicago Corporation .........................      14,084,696
    70,000  GATX Corporation ..................................       2,314,375
    31,590  Great Atlantic & Pacific Tea Company ..............         766,058
   200,000  Harland (John H.) Company .........................       2,712,500
   197,100  Household International Inc. ......................       7,391,250
   125,000  Kmart Corporation! ................................       1,492,188
   505,400  Lehman Brothers Holdings Inc. .....................      14,277,550
    20,450  McDonald's Corporation ............................       1,220,609
    73,125  Mercantile Bancorporation, Inc. ...................       3,537,422
    76,416  Metris Companies Inc. .............................       3,562,896
   150,000  NAC Re Corporation ................................       7,387,500
   319,600  Philip Morris Companies Inc. ......................      14,721,575
   460,000  PNC Bank Corporation ..............................      20,700,000
   596,000  Popular, Inc. .....................................      16,837,000
   169,000  Ryland Group Inc. .................................       4,119,375
   118,400  Standard Motor Products, Inc. .....................       2,886,000
   185,000  Sun Healthcare Group Inc.! ........................       1,202,500
    74,100  Syms Corporation ..................................         768,788
   294,600  Transatlantic Holdings, Inc. ......................      24,378,150
    20,000  Tremont Corporation ...............................         845,000
   551,000  UST Inc. ..........................................      16,288,938
    52,500  Wells Fargo & Company .............................      18,637,500
                                                                 --------------
                                                                    263,795,489
                                                                 --------------
            TOTAL COMMON STOCKS
            (COST $2,082,420,914) .............................   2,065,027,584
                                                                 --------------
            PREFERRED STOCK--0.7% (COST $20,930,735)
   160,556  Villeroy & Boch AG ................................      15,238,855
                                                                 --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
------------------------------------------------------------------------------
September 30, 1998 (Unaudited)

                                                                    MARKET
FACE                                                                VALUE
VALUE                                                              (NOTE 1)
-----                                                              --------
               CONVERTIBLE CORPORATE BONDS--0.0%++
               (COST $104,076)
JPY 9,000,000  Shikoku Coca-Cola Bottling, 2.400% due 3/29/02   $       71,459
                                                                --------------
               COMMERCIAL PAPER--2.3%
               (COST $50,000,000)
$  50,000,000  General Electric Capital Corporation, 5.750%
               due 10/1/98 ...................................      50,000,000
                                                                --------------
               U.S. TREASURY BILLS--0.6%
    3,000,000  5.400%** due 7/22/99 ..........................       2,876,153
   10,000,000  5.111%** due 1/7/99 ...........................       9,869,333
                                                                --------------
               TOTAL U.S. TREASURY BILLS
               (COST $12,745,486) ............................      12,745,486
                                                                --------------
               REPURCHASE AGREEMENT--2.8%
               (COST $60,470,000)
   60,470,000  Agreement with UBS Securities, Inc., 5.480%
               dated 9/30/98, to be repurchased at
               $60,479,205 on 10/1/98, collateralized by
               $57,780,000 U.S. Treasury Notes, 6.250% due
               1/31/02 (market value $62,292,056) ............      60,470,000
                                                                --------------
TOTAL INVESTMENTS (COST $2,226,671,211*) ............. 100.5 %   2,203,553,384
OTHER ASSETS AND LIABILITIES (NET) ...................  (0.5)      (11,203,063)
                                                       -----    --------------
NET ASSETS ........................................... 100.0 %  $2,192,350,321
                                                       =====    ==============
----------
 * Aggregate cost for Federal tax purposes.
** Rate represents annualized yield at date of purchase.
 + Non-income producing security.
++ Amount represents less than 0.1% of net assets.

Abbreviations:
ADR--American Depository Receipt
JPY--Japanese Yen
Ord--Ordinary Share

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
------------------------------------------------------------------------------
September 30, 1998 (Unaudited)

                                             PERCENTAGE OF    MARKET VALUE
SECTOR DIVERSIFICATION                        NET ASSETS        (NOTE 1)
----------------------                       -------------   --------------
COMMON STOCKS:
Food and Beverages ......................        12.3%       $  269,976,150
Pharmaceuticals .........................        11.0           240,659,337
Banking .................................         9.6           210,975,312
Printing and Publishing .................         8.9           196,066,878
Financial Services ......................         8.1           178,029,372
Manufacturing ...........................         4.4            95,594,433
Consumer Durables .......................         3.5            76,600,119
Tobacco .................................         3.3            73,322,841
Autos ...................................         2.6            56,701,150
Consumer Non-Durables ...................         2.6            56,699,541
Transportation ..........................         2.5            54,921,936
Chemicals ...............................         2.4            51,969,730
Retail ..................................         2.3            50,788,394
Machinery ...............................         2.2            49,008,566
Holdings ................................         2.1            46,564,224
Engineering and Construction ............         2.0            44,461,467
Forest Products .........................         2.0            43,386,586
Insurance ...............................         1.8            39,535,777
Building Materials ......................         1.8            39,315,288
Textiles ................................         1.3            29,401,055
Glass Products ..........................         1.0            22,209,724
Mining and Metal Fabrication ............         1.0            20,966,352
Electronics .............................         0.8            17,377,289
Health Care .............................         0.6            12,540,408
Telecommunications ......................         0.6            12,512,616
Construction Materials ..................         0.6            12,433,860
Wholesale ...............................         0.5            10,746,237
Real Estate .............................         0.3             5,755,231
Restaurants .............................         0.1             1,220,609
Leisure .................................         0.1             1,155,626
Other ...................................         1.8            44,131,476
                                                 ----        --------------
TOTAL COMMON STOCKS .....................        94.1         2,065,027,584
                                                 ----        --------------
PREFERRED STOCK .........................         0.7            15,238,855
CONVERTIBLE CORPORATE BONDS .............         0.0!!              71,459
COMMERCIAL PAPER ........................         2.3            50,000,000
U.S. TREASURY BILLS .....................         0.6            12,745,486
REPURCHASE AGREEMENT ....................         2.8            60,470,000
OTHER ASSETS AND LIABILITIES (NET) ......        (0.5)          (11,203,063)
                                                 ----        --------------
NET ASSETS ..............................       100.0%       $2,192,350,321
                                                =====        ==============
----------
++ Amount represents less than 0.1% of net assets.

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND

Schedule of Forward Exchange Contracts

September 30, 1998 (Unaudited)

                                                                 CONTRACT         MARKET
                                                                  VALUE           VALUE
   CONTRACTS                                                      DATE          (NOTE 1)
   ---------                                                     --------       --------
FORWARD EXCHANGE CONTRACTS TO BUY
       821,100    Canadian Dollar ........................      10/13/98      $       538,247
     3,365,400    Canadian Dollar ........................      11/16/98            2,205,950
     7,844,640    Danish Krona ...........................      12/23/98            1,236,981
     6,300,000    Danish Krona ...........................        7/2/99              996,150
    38,137,400    Finnish Markka .........................      10/13/98            7,506,127
    33,759,300    Finnish Markka .........................      11/16/98            6,656,733
    19,084,600    Finnish Markka .........................      11/23/98            3,764,397
    10,227,800    Finnish Markka .........................      12/15/98            2,019,678
    16,700,000    Finnish Markka .........................      12/23/98            3,299,142
    45,982,500    French Franc ...........................      10/13/98            8,216,362
   186,307,800    French Franc ...........................      11/16/98           33,352,524
    41,998,360    French Franc ...........................      11/23/98            7,520,920
    14,159,500    French Franc ...........................      12/15/98            2,538,380
     5,725,000    French Franc ...........................      12/23/98            1,026,741
    23,290,000    French Franc ...........................      12/24/98            4,177,118
    17,602,500    French Franc ...........................        1/4/99            3,158,714
   111,536,500    French Franc ...........................       1/19/99           20,028,167
    41,902,000    French Franc ...........................       2/12/99            7,531,767
    29,930,000    French Franc ...........................        3/5/99            5,384,291
    17,856,600    French Franc ...........................       3/12/99            3,213,184
    30,125,500    French Franc ...........................       3/26/99            5,423,675
     1,100,000    French Franc ...........................       3/29/99              198,061
     5,451,000    German Mark ............................      10/13/98            3,266,140
     2,000,000    German Mark ............................      11/16/98            1,200,634
     1,900,000    Great Britain Pound Sterling ...........      10/13/98            3,230,880
     6,268,021    Great Britain Pound Sterling ...........      11/23/98           10,667,228
     3,027,551    Great Britain Pound Sterling ...........      12/23/98            5,155,384
     4,311,407    Great Britain Pound Sterling ...........      12/24/98            7,341,701
    68,819,100    Hong Kong Dollar .......................      10/29/98            8,866,963
    41,698,400    Hong Kong Dollar .......................      11/16/98            5,364,713
    13,370,500    Hong Kong Dollar .......................      11/23/98            1,719,024
    41,237,500    Hong Kong Dollar .......................      12/15/98            5,290,543
    20,550,000    Hong Kong Dollar .......................        1/4/99            2,631,006
       894,973    Irish Punt .............................       10/6/98            1,337,561
       430,000    Irish Punt .............................      12/15/98              642,742
33,352,500,000    Italian Lira ...........................      10/29/98           20,212,451
 9,133,125,000    Italian Lira ...........................      11/16/98            5,536,203
 6,000,000,000    Italian Lira ...........................      11/23/98            3,637,355
 7,350,000,000    Italian Lira ...........................      12/15/98            4,457,507
     6,748,470    Japanese Yen ...........................       10/1/98               49,430
       771,540    Japanese Yen ...........................       10/2/98                5,651
     4,027,038    Japanese Yen ...........................       10/5/98               29,503
 1,313,820,000    Japanese Yen ...........................      10/13/98            9,638,564
   585,500,000    Japanese Yen ...........................      10/29/98            4,306,667
   943,550,000    Japanese Yen ...........................      11/16/98            6,957,955
   712,350,000    Japanese Yen ...........................      12/15/98            5,275,932
 2,222,035,000    Japanese Yen ...........................      12/24/98           16,481,878
        94,513    Netherlands Guilder ....................       10/1/98               50,183
        88,985    Netherlands Guilder ....................       10/5/98               47,252
     5,823,600    Netherlands Guilder ....................      10/29/98            3,097,468
    16,000,000    Netherlands Guilder ....................      11/16/98            8,518,536
     1,617,599    New Zealand Dollar .....................      11/16/98              808,087
     7,104,515    New Zealand Dollar .....................      11/23/98            3,549,076
     1,440,000    New Zealand Dollar .....................      12/15/98              719,240
    20,896,500    Norwegian Krone ........................      11/16/98            2,816,100
     4,501,500    Singapore Dollar .......................      10/13/98            2,667,918
     1,514,400    Singapore Dollar .......................      10/29/98              898,184
     3,183,000    Singapore Dollar .......................      12/15/98            1,889,918
     8,740,000    Singapore Dollar .......................      12/24/98            5,190,794
     4,273,750    Singapore Dollar .......................        1/4/99            2,538,955
     2,772,000    Singapore Dollar .......................       1/19/99            1,647,315
     8,662,500    Singapore Dollar .......................       2/26/99            5,151,237
     1,500,000    Singapore Dollar .......................       3/12/99              892,157
       967,313    South African Rand .....................       10/6/98              164,430
    14,300,000    South African Rand .....................        6/8/99            2,206,561
   440,730,000    Spanish Peseta .........................      11/16/98            3,109,564
   431,692,500    Spanish Peseta .........................      12/15/98            3,049,122
   218,340,000    Spanish Peseta .........................      12/23/98            1,542,666
   297,080,000    Spanish Peseta .........................      12/24/98            2,099,083
    72,000,000    Spanish Peseta .........................       3/12/99              510,319
    39,676,000    Swedish Krona ..........................      10/13/98            5,063,528
    22,499,700    Swedish Krona ..........................      10/29/98            2,873,054
    33,651,000    Swedish Krona ..........................      11/16/98            4,299,187
    14,961,800    Swedish Krona ..........................      12/15/98            1,913,130
    21,300,000    Swedish Krona ..........................      12/23/98            2,724,310
    15,500,000    Swedish Krona ..........................        1/4/99            1,983,177
     2,903,645    Swiss Franc ............................       10/2/98            2,103,516
    10,845,200    Swiss Franc ............................      10/29/98            7,883,244
    10,772,800    Swiss Franc ............................      12/15/98            7,870,441
    20,304,750    Swiss Franc ............................      12/23/98           14,846,886
     4,900,000    Swiss Franc ............................      12/24/98            3,583,273
     5,000,000    Swiss Franc ............................        1/4/99            3,660,585
                                                                              ---------------
TOTAL FORWARD EXCHANGE CONTRACTS TO BUY
(CONTRACT AMOUNT $366,600,339) ...........................                    $   375,265,420
                                                                              ===============

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND

Schedule of Forward Exchange Contracts

September 30, 1998 (Unaudited)

                                                                 CONTRACT         MARKET
                                                                  VALUE           VALUE
   CONTRACTS                                                      DATE           (NOTE 1)
   ---------                                                    --------        --------
FORWARD EXCHANGE CONTRACTS TO SELL
       150,871    Australian Dollar ......................      12/24/98      $       (89,142)
    29,690,500    Belgian Franc ..........................      12/15/98             (865,033)
    36,860,000    Belgian Franc ..........................        3/5/99           (1,077,509)
    54,990,000    Belgian Franc ..........................       6/17/99           (1,613,682)
    36,420,000    Belgian Franc ..........................       7/15/99           (1,069,826)
       821,100    Canadian Dollar ........................      10/13/98             (538,247)
    10,927,800    Canadian Dollar ........................      11/16/98           (7,162,947)
     7,465,700    Canadian Dollar ........................      11/23/98           (4,893,606)
     5,551,200    Canadian Dollar ........................      12/15/98           (3,638,523)
     2,094,600    Canadian Dollar ........................      12/23/98           (1,372,864)
     2,827,000    Canadian Dollar ........................      12/24/98           (1,852,893)
     4,324,200    Canadian Dollar ........................       2/12/99           (2,833,973)
     1,399,100    Canadian Dollar ........................       3/26/99             (916,903)
     4,198,500    Canadian Dollar ........................       3/29/99           (2,751,491)
     2,574,000    Canadian Dollar ........................        5/6/99           (1,686,835)
    15,104,775    Canadian Dollar ........................       5/17/99           (9,898,656)
     7,920,550    Canadian Dollar ........................        6/1/99           (5,190,577)
     1,754,400    Canadian Dollar ........................        7/2/99           (1,149,697)
       956,410    Canadian Dollar ........................       7/23/99             (626,726)
     7,844,640    Danish Krona ...........................      12/23/98           (1,236,981)
    67,890,000    Danish Krona ...........................        7/2/99          (10,734,703)
     5,069,250    Danish Krona ...........................       7/23/99             (801,610)
    38,137,400    Finnish Markka .........................      10/13/98           (7,506,127)
    33,759,300    Finnish Markka .........................      11/16/98           (6,656,733)
    19,084,600    Finnish Markka .........................      11/23/98           (3,764,398)
    10,227,800    Finnish Markka .........................      12/15/98           (2,019,678)
    36,238,300    Finnish Markka .........................      12/23/98           (7,159,000)
    10,502,400    Finnish Markka .........................      12/28/98           (2,075,339)
    24,537,150    Finnish Markka .........................       1/19/99           (4,853,614)
    16,176,000    Finnish Markka .........................       2/12/99           (3,203,045)
    26,931,500    Finnish Markka .........................       3/12/99           (5,338,793)
    49,074,300    Finnish Markka .........................       3/26/99           (9,733,469)
    21,802,800    Finnish Markka .........................       3/29/99           (4,324,880)
    16,572,000    Finnish Markka .........................       4/12/99           (3,288,992)
    32,566,800    Finnish Markka .........................       4/23/99           (6,465,982)
     7,984,500    Finnish Markka .........................        6/8/99           (1,587,695)
    20,004,050    Finnish Markka .........................       6/17/99           (3,978,830)
    37,579,500    Finnish Markka .........................       7/15/99           (7,481,552)
    10,811,000    Finnish Markka .........................       8/27/99           (2,155,451)
    45,982,500    French Franc ...........................      10/13/98           (8,216,362)
    22,214,224    French Franc ...........................      10/30/98           (3,973,438)
   186,307,800    French Franc ...........................      11/16/98          (33,352,524)
    41,998,360    French Franc ...........................      11/23/98           (7,520,920)
    14,159,500    French Franc ...........................      12/15/98           (2,538,380)
     5,725,000    French Franc ...........................      12/23/98           (1,026,741)
    23,290,000    French Franc ...........................      12/24/98           (4,177,118)
    17,602,500    French Franc ...........................        1/4/99           (3,158,714)
   111,536,500    French Franc ...........................       1/19/99          (20,028,167)
    41,902,000    French Franc ...........................       2/12/99           (7,531,767)
    29,930,000    French Franc ...........................        3/5/99           (5,384,291)
    17,856,600    French Franc ...........................       3/12/99           (3,213,184)
    30,125,500    French Franc ...........................       3/26/99           (5,423,675)
    54,126,000    French Franc ...........................       3/29/99           (9,745,672)
    45,738,750    French Franc ...........................       4/12/99           (8,239,740)
    29,957,500    French Franc ...........................       4/23/99           (5,398,893)
    73,211,250    French Franc ...........................       5/17/98          (13,204,759)
   105,611,400    French Franc ...........................        6/8/99          (19,061,926)
    26,799,750    French Franc ...........................       6/17/99           (4,838,437)
    35,737,800    French Franc ...........................        7/2/99           (6,455,216)
    34,358,040    French Franc ...........................       7/15/99           (6,208,982)
     5,451,000    German Mark ............................      10/13/98           (3,266,139)
     5,155,500    German Mark ............................      11/16/98           (3,094,934)
     2,573,850    German Mark ............................      11/23/98           (1,545,653)
     2,736,000    German Mark ............................      12/23/98           (1,645,412)
     6,217,400    German Mark ............................        3/5/99           (3,750,602)
     6,277,600    German Mark ............................       3/29/99           (3,790,306)
    11,260,800    German Mark ............................        5/6/99           (6,808,560)
     3,492,000    German Mark ............................       5/17/99           (2,112,153)
    12,270,300    German Mark ............................        6/1/99           (7,425,484)
     4,619,160    German Mark ............................       6/17/99           (2,796,765)
     1,740,350    German Mark ............................        8/2/99           (1,055,363)
       815,580    German Mark ............................       8/27/99             (494,981)
     2,435,120    Great Britain Pound Sterling ...........       10/6/98           (4,140,114)
     9,483,396    Great Britain Pound Sterling ...........      10/13/98          (16,126,168)
     8,191,244    Great Britain Pound Sterling ...........      10/29/98          (13,933,744)
     4,117,573    Great Britain Pound Sterling ...........      11/16/98           (7,006,583)
     6,268,021    Great Britain Pound Sterling ...........      11/23/98          (10,667,228)
     3,027,551    Great Britain Pound Sterling ...........      12/23/98           (5,155,384)
     8,622,814    Great Britain Pound Sterling ...........      12/24/98          (14,683,403)
     3,042,658    Great Britain Pound Sterling ...........        1/4/99           (5,182,283)
     4,022,402    Great Britain Pound Sterling ...........       2/12/99           (6,855,802)
    19,880,716    Great Britain Pound Sterling ...........       2/26/99          (33,893,168)
     6,180,088    Great Britain Pound Sterling ...........       3/12/99          (10,538,546)
    10,805,804    Great Britain Pound Sterling ...........       3/26/99          (18,430,944)
    15,177,271    Great Britain Pound Sterling ...........       3/29/99          (25,888,469)
       910,747    Great Britain Pound Sterling ...........        5/6/99           (1,554,465)
     8,098,679    Great Britain Pound Sterling ...........       5/25/99          (13,827,020)
    13,083,297    Great Britain Pound Sterling ...........        6/8/99          (22,342,192)
    11,990,408    Great Britain Pound Sterling ...........        7/2/99          (20,486,968)
    24,843,949    Great Britain Pound Sterling ...........       7/23/99          (42,496,184)
     9,319,664    Great Britain Pound Sterling ...........       8/27/99          (15,974,961)
    68,819,100    Hong Kong Dollar .......................      10/29/98           (8,866,963)
    41,698,400    Hong Kong Dollar .......................      11/16/98           (5,364,713)
    13,370,500    Hong Kong Dollar .......................      11/23/98           (1,719,024)
    41,237,500    Hong Kong Dollar .......................      12/15/98           (5,290,543)
    20,550,000    Hong Kong Dollar .......................        1/4/99           (2,631,006)
   118,093,750    Hong Kong Dollar .......................       3/12/99          (14,996,407)
    23,828,400    Hong Kong Dollar .......................       3/29/99           (3,018,622)
    23,991,000    Hong Kong Dollar .......................       4/12/99           (3,034,134)
    19,833,750    Hong Kong Dollar .......................       4/23/99           (2,505,011)
    53,127,650    Hong Kong Dollar .......................        5/6/99           (6,699,259)
    77,895,250    Hong Kong Dollar .......................        6/1/99           (9,790,015)
    30,765,500    Hong Kong Dollar .......................        7/2/99           (3,850,846)
    32,712,400    Hong Kong Dollar .......................       7/23/99           (4,082,536)
    93,345,500    Hong Kong Dollar .......................        8/2/99          (11,632,998)
    35,110,757    Hong Kong Dollar .......................       9/14/99           (4,347,946)
       592,632    Irish Punt .............................      12/15/98             (885,835)
       647,757    Irish Punt .............................      12/24/98             (968,181)
       542,495    Irish Punt .............................       1/19/99             (810,629)
       431,096    Irish Punt .............................       2/12/99             (643,921)
     2,616,505    Irish Punt .............................        5/6/99           (3,901,889)
     2,639,840    Irish Punt .............................       6/17/99           (3,933,924)
     3,289,013    Irish Punt .............................        8/2/99           (4,898,192)
     1,339,160    Irish Punt .............................       8/13/99           (1,994,073)
33,352,500,000    Italian Lira ...........................      10/29/98          (20,212,450)
 9,133,125,000    Italian Lira ...........................      11/16/98           (5,536,203)
23,771,190,000    Italian Lira ...........................      11/23/98          (14,410,710)
13,490,800,000    Italian Lira ...........................      12/15/98           (8,181,679)
 6,105,750,000    Italian Lira ...........................        1/4/99           (3,704,647)
 7,145,400,000    Italian Lira ...........................       2/12/99           (4,340,970)
10,662,300,000    Italian Lira ...........................        3/5/99           (6,483,010)
44,557,500,000    Italian Lira ...........................       3/29/99          (27,122,074)
19,866,000,000    Italian Lira ...........................       4/12/99          (12,097,814)
12,119,100,000    Italian Lira ...........................       5/17/99           (7,388,814)
 5,209,410,000    Italian Lira ...........................        6/1/99           (3,177,753)
 2,284,399,000    Italian Lira ...........................       8/27/99           (1,397,789)
    32,045,973    Japanese Yen ...........................       10/1/98             (234,726)
    10,399,208    Japanese Yen ...........................       10/2/98              (76,172)
     8,126,547    Japanese Yen ...........................       10/5/98              (59,536)
 1,313,820,000    Japanese Yen ...........................      10/13/98           (9,638,564)
 1,060,836,500    Japanese Yen ...........................      10/29/98           (7,803,022)
   943,550,000    Japanese Yen ...........................      11/16/98           (6,957,955)
   712,350,000    Japanese Yen ...........................      12/15/98           (5,275,932)
 2,222,035,000    Japanese Yen ...........................      12/24/98          (16,481,878)
 2,849,355,000    Japanese Yen ...........................       1/19/99          (21,214,483)
 4,788,000,000    Japanese Yen ...........................       2/26/99          (35,828,136)
 7,629,930,000    Japanese Yen ...........................        3/5/99          (57,145,101)
   709,890,000    Japanese Yen ...........................       3/12/99           (5,321,493)
   367,440,000    Japanese Yen ...........................       3/29/99           (2,760,216)
 3,416,175,000    Japanese Yen ...........................       4/12/99          (25,708,499)
 3,714,900,000    Japanese Yen ...........................       4/23/99          (27,995,544)
 4,131,270,000    Japanese Yen ...........................        5/6/99          (31,184,003)
 3,815,400,000    Japanese Yen ...........................       5/25/99          (28,867,149)
 5,156,000,000    Japanese Yen ...........................        6/1/99          (39,043,230)
 2,475,605,000    Japanese Yen ...........................        6/8/99          (18,762,056)
   379,288,000    Japanese Yen ...........................        7/2/99           (2,882,894)
 4,761,792,500    Japanese Yen ...........................       7/15/99          (36,254,083)
 2,407,984,000    Japanese Yen ...........................        8/2/99          (18,375,596)
 2,302,420,000    Japanese Yen ...........................       8/13/99          (17,594,680)
     5,823,600    Netherlands Guilder ....................      10/29/98           (3,097,468)
    19,233,000    Netherlands Guilder ....................      11/16/98          (10,239,813)
     7,729,200    Netherlands Guilder ....................      11/23/98           (4,116,593)
    17,159,400    Netherlands Guilder ....................      12/15/98           (9,150,401)
     5,591,490    Netherlands Guilder ....................      12/23/98           (2,983,106)
    16,064,000    Netherlands Guilder ....................       2/12/99           (8,590,374)
     8,012,000    Netherlands Guilder ....................       2/26/99           (4,286,810)
     6,007,800    Netherlands Guilder ....................        3/5/99           (3,215,289)
     6,030,300    Netherlands Guilder ....................       3/12/99           (3,228,129)
     6,073,800    Netherlands Guilder ....................       3/26/99           (3,252,932)
     6,148,800    Netherlands Guilder ....................       4/12/99           (3,295,168)
    11,812,800    Netherlands Guilder ....................       5/25/99           (6,340,067)
    20,743,275    Netherlands Guilder ....................        6/1/99          (11,135,673)
    11,410,260    Netherlands Guilder ....................       6/17/99           (6,128,446)
    11,613,340    Netherlands Guilder ....................        7/2/99           (6,240,540)
     5,380,830    Netherlands Guilder ....................       7/15/99           (2,892,835)
     7,063,920    Netherlands Guilder ....................        8/2/99           (3,800,185)
     7,595,060    Netherlands Guilder ....................       8/27/99           (4,089,542)
     1,617,599    New Zealand Dollar .....................      11/16/98             (808,087)
     7,104,515    New Zealand Dollar .....................      11/23/98           (3,549,076)
     1,631,854    New Zealand Dollar .....................      12/15/98             (815,066)
    10,680,250    New Zealand Dollar .....................      12/23/98           (5,334,185)
     3,516,174    New Zealand Dollar .....................       3/12/99           (1,759,475)
    12,435,601    New Zealand Dollar .....................       3/26/99           (6,227,282)
     3,354,454    New Zealand Dollar .....................        5/6/99           (1,683,790)
    12,514,440    New Zealand Dollar .....................        6/8/99           (6,297,359)
     1,829,268    New Zealand Dollar .....................        7/2/99             (922,461)
     9,914,733    New Zealand Dollar .....................        8/2/99           (5,015,164)
     2,067,825    New Zealand Dollar .....................       8/27/99           (1,048,894)
     1,359,487    New Zealand Dollar .....................       9/14/99             (691,103)
    20,896,500    Norwegian Krone ........................      11/16/98           (2,816,100)
    10,506,000    Norwegian Krone ........................      12/23/98           (1,412,187)
    96,660,880    Norwegian Krone ........................       8/27/99          (12,852,618)
     4,501,500    Singapore Dollar .......................      10/13/98           (2,667,918)
     1,514,400    Singapore Dollar .......................      10/29/98             (898,184)
     3,183,000    Singapore Dollar .......................      12/15/98           (1,889,918)
     8,740,000    Singapore Dollar .......................      12/24/98           (5,190,794)
     4,273,750    Singapore Dollar .......................        1/4/99           (2,538,955)
     2,772,000    Singapore Dollar .......................       1/19/99           (1,647,315)
     8,662,500    Singapore Dollar .......................       2/26/99           (5,151,237)
     6,788,000    Singapore Dollar .......................       3/12/99           (4,037,306)
     4,990,500    Singapore Dollar .......................       3/26/99           (2,968,679)
    12,864,000    Singapore Dollar .......................        5/6/99           (7,655,439)
    10,378,800    Singapore Dollar .......................       5/25/99           (6,177,221)
    22,454,900    Singapore Dollar .......................        6/8/99          (13,365,439)
     1,262,800    Singapore Dollar .......................       6/17/99             (751,654)
     2,620,200    Singapore Dollar .......................        7/2/99           (1,559,675)
    56,464,000    Singapore Dollar .......................       7/15/99          (33,611,665)
    32,740,200    Singapore Dollar .......................        8/2/99          (19,490,070)
    28,210,000    South African Rand .....................        6/8/99           (4,352,943)
    35,490,000    South African Rand .....................       6/17/99           (5,459,440)
    19,600,000    South African Rand .....................        8/2/99           (2,964,621)
     5,865,840    South African Rand .....................       8/27/99             (879,022)
   440,730,000    Spanish Peseta .........................      11/16/98           (3,109,564)
   431,692,500    Spanish Peseta .........................      12/15/98           (3,049,122)
   218,340,000    Spanish Peseta .........................      12/23/98           (1,542,666)
   297,080,000    Spanish Peseta .........................      12/24/98           (2,099,083)
   454,990,000    Spanish Peseta .........................       3/12/99           (3,224,862)
   764,350,000    Spanish Peseta .........................       3/29/99           (5,421,499)
   309,840,000    Spanish Peseta .........................       4/12/99           (2,198,763)
   194,792,000    Spanish Peseta .........................        5/6/99           (1,383,485)
   447,660,000    Spanish Peseta .........................        6/8/99           (3,183,029)
   408,321,000    Spanish Peseta .........................       6/17/99           (2,904,194)
   128,537,000    Spanish Peseta .........................        7/2/99             (914,683)
   150,350,000    Spanish Peseta .........................       7/15/99           (1,070,372)
     5,857,095    Swedish Krona ..........................       10/2/98             (747,225)
    39,676,000    Swedish Krona ..........................      10/13/98           (5,063,528)
    22,499,700    Swedish Krona ..........................      10/29/98           (2,873,054)
    33,651,000    Swedish Krona ..........................      11/16/98           (4,299,187)
    14,961,800    Swedish Krona ..........................      12/15/98           (1,913,131)
    34,151,850    Swedish Krona ..........................      12/23/98           (4,368,085)
    27,328,000    Swedish Krona ..........................        1/4/99           (3,496,533)
    60,187,500    Swedish Krona ..........................       2/26/99           (7,709,401)
     9,634,800    Swedish Krona ..........................       3/12/99           (1,234,411)
    23,798,400    Swedish Krona ..........................       3/26/99           (3,049,697)
    31,452,000    Swedish Krona ..........................       3/29/99           (4,030,654)
    31,834,000    Swedish Krona ..........................       4/12/99           (4,080,492)
    78,088,000    Swedish Krona ..........................       4/23/99          (10,010,910)
    22,860,000    Swedish Krona ..........................       5/25/99           (2,931,793)
    34,749,450    Swedish Krona ..........................        6/1/99           (4,456,931)
    26,928,000    Swedish Krona ..........................       6/17/99           (3,454,256)
    23,613,000    Swedish Krona ..........................        7/2/99           (3,029,406)
    37,240,450    Swedish Krona ..........................       7/23/99           (4,778,664)
    41,257,000    Swedish Krona ..........................       8/27/99           (5,295,407)
       122,737    Swiss Franc ............................       10/5/98              (88,929)
    10,845,200    Swiss Franc ............................      10/29/98           (7,883,244)
    10,772,800    Swiss Franc ............................      12/15/98           (7,870,441)
    20,304,750    Swiss Franc ............................      12/23/98          (14,846,886)
    15,163,500    Swiss Franc ............................      12/24/98          (11,088,758)
    34,782,500    Swiss Franc ............................        1/4/99          (25,464,858)
    10,076,500    Swiss Franc ............................       1/19/99           (7,388,455)
    23,953,000    Swiss Franc ............................       2/12/99          (17,604,979)
    25,203,600    Swiss Franc ............................        3/5/99          (18,561,375)
    33,720,750    Swiss Franc ............................       3/12/99          (24,850,144)
    42,810,000    Swiss Franc ............................       3/26/99          (31,589,014)
    45,894,400    Swiss Franc ............................       3/29/99          (33,874,156)
    13,987,800    Swiss Franc ............................       4/12/99          (10,336,992)
     1,454,300    Swiss Franc ............................       4/23/99           (1,075,748)
    32,754,990    Swiss Franc ............................       5/17/99          (24,277,360)
    31,281,800    Swiss Franc ............................        6/1/99          (23,213,299)
    15,577,650    Swiss Franc ............................        6/8/99          (11,566,039)
     5,892,000    Swiss Franc ............................        7/2/99           (4,382,885)
    38,899,350    Swiss Franc ............................       7/23/99          (28,987,896)
                                                                              ---------------
TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
(CONTRACT AMOUNT $1,933,190,843) ...............................              $(1,967,099,672)
                                                                              ===============

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND

Statement of Assets and Liabilities

September 30, 1998 (Unaudited)

ASSETS
    Investments, at value (Cost $2,226,671,211)
        See accompanying schedule ..........................                     $2,203,553,384
    Cash and foreign currency (Cost $7,824,513) ............                          7,834,556
    Receivable for investment securities sold ..............                         15,512,412
    Dividends and interest receivable ......................                          8,416,804
    Receivable for Fund shares sold ........................                          1,429,506
    Prepaid expenses .......................................                             62,781
                                                                                 --------------
        TOTAL ASSETS .......................................                      2,236,809,443
                                                                                 --------------

LIABILITIES
    Net unrealized depreciation of forward exchange
      contracts ............................................    $25,243,748
    Payable for investment securities purchased ............     11,532,882
    Payable for Fund shares redeemed .......................      5,633,643
    Investment advisory fee payable ........................      1,448,683
    Transfer agent fees payable ............................        121,071
    Custodian fees payable .................................         98,275
    Accrued expenses and other payables ....................        380,820
                                                                -----------
        TOTAL LIABILITIES ..................................                         44,459,122
                                                                                 --------------
NET ASSETS .................................................                     $2,192,350,321
                                                                                 ==============
NET ASSETS CONSIST OF
    Undistributed net investment income ....................                     $   35,717,756
    Accumulated net realized gain on securities, forward
      exchange contracts and foreign currencies ............                        190,243,033
    Net unrealized depreciation of securities, forward
      exchange
      contracts, foreign currencies and net other assets ...                        (46,352,826)
    Par value ..............................................                             14,008
    Paid-in capital in excess of par value .................                      2,012,728,350
                                                                                 --------------
        TOTAL NET ASSETS ...................................                     $2,192,350,321
                                                                                 ==============
NET ASSET VALUE, offering and redemption price per share
    ($2,192,350,321 / 140,077,599 shares of common stock
    outstanding) ...........................................                             $15.65
                                                                                         ======

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND

Statement of Operations

For the Six Months Ended September 30, 1998 (Unaudited)

INVESTMENT INCOME
    Dividends (net of foreign withholding taxes of $3,915,794) ............       $  31,663,230
    Interest (net of foreign withholding taxes of $85) ....................           5,718,283
                                                                                  -------------
        TOTAL INVESTMENT INCOME ...........................................          37,381,513
                                                                                  -------------
EXPENSES
    Investment advisory fee ..............................      $16,204,604
    Custodian fees .......................................          635,229
    Transfer agent fees ..................................          457,535
    Administration fee ...................................          428,558
    Directors' fees and expenses .........................           25,931
    Legal and audit fees .................................           21,750
    Amortization of organization costs ...................            3,785
    Other ................................................          362,041
                                                            ---------------
        TOTAL EXPENSES ....................................................          18,139,433
                                                                                  -------------
NET INVESTMENT INCOME .....................................................          19,242,080
                                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on:
      Securities ..........................................................          74,736,868
      Forward exchange contracts ..........................................          53,710,893
      Foreign currencies ..................................................             280,159
                                                                                  -------------
    Net realized gain on investments during the period ....................         128,727,920
                                                                                  -------------

    Net change in unrealized appreciation (depreciation) of:
      Securities ..........................................................        (528,289,163)
      Forward exchange contracts ..........................................        (103,407,178)
      Foreign currencies and net other assets .............................           2,148,156
                                                                                  -------------
    Net unrealized depreciation of investments during the period ..........        (629,548,185)
                                                                                  -------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ...........................        (500,820,265)
                                                                                  -------------
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS ................................................................       $(481,578,185)
                                                                                  =============

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND

Statements of Changes in Net Assets

                                                             SIX MONTHS
                                                                ENDED                YEAR
                                                               9/30/98               ENDED
                                                             (UNAUDITED)           3/31/98
                                                           --------------       --------------
Net investment income .................................    $   19,242,080       $   19,920,077
Net realized gain on securities, forward exchange
  contracts and currency transactions during the
  period ..............................................       128,727,920          182,967,157
Net unrealized appreciation (depreciation) of
  securities, forward exchange contracts, foreign
  currencies and net other assets during the period ...      (629,548,185)         356,433,551
                                                           --------------       --------------
Net increase (decrease) in net assets resulting from
  operations ..........................................      (481,578,185)         559,320,785
DISTRIBUTIONS:
  Dividends to shareholders from net investment
   income .............................................              --            (87,707,202)
  Dividends in excess of net investment income ........              --             (8,964,368)
  Distributions to shareholders from net realized
    gain on investments ...............................              --            (54,368,991)
Net increase in net assets from Fund share
  transactions ........................................       145,987,764          678,450,026
                                                           --------------       --------------
Net increase (decrease) in net assets .................      (335,590,421)       1,086,730,250
NET ASSETS
Beginning of period ...................................     2,527,940,742        1,441,210,492
                                                           --------------       --------------
End of period (including undistributed net investment
  income of $35,717,756 and $16,475,676,
  respectively) .......................................    $2,192,350,321       $2,527,940,742
                                                           ==============       ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND

Financial Highlights

For a Fund share outstanding throughout each period.

                                            SIX MONTHS
                                               ENDED          YEAR           YEAR          YEAR          YEAR        PERIOD
                                              9/30/98         ENDED          ENDED         ENDED         ENDED        ENDED
                                            (UNAUDITED)      3/31/98        3/31/97       3/31/96(a)    3/31/95      3/31/94(a)(b)
                                            ----------     ----------     ----------     --------      --------      --------
Net asset value, beginning of period ...... $    18.98     $    15.46     $    14.28     $  11.52      $  12.26      $  10.00
                                            ----------     ----------     ----------     --------      --------      --------
Income from investment operations:
Net investment income (loss)(c) ...........       0.13           0.26           0.12         0.15          0.10         (0.00)(d)
Net realized and unrealized gain (loss) on
  investments .............................      (3.46)          4.62           2.18         2.81         (0.68)         2.26
                                            ----------     ----------     ----------     --------      --------      --------
    Total from investment operations ......      (3.33)          4.88           2.30         2.96         (0.58)         2.26
                                            ----------     ----------     ----------     --------      --------      --------
DISTRIBUTIONS:
  Dividends from net investment income ....       --            (0.79)         (0.19)        --            --            --
  Dividends in excess of net investment
    income ................................       --            (0.08)         (0.36)        --            --            --
  Distributions from net realized gains ...       --            (0.49)         (0.57)       (0.05)        (0.06)         --
  Distributions in excess of net
    realized gains ........................       --             --             --          (0.15)        (0.10)         --
                                            ----------     ----------     ----------     --------      --------      --------
    Total distributions ...................       --            (1.36)         (1.12)       (0.20)        (0.16)         --
                                            ----------     ----------     ----------     --------      --------      --------
Net asset value, end of period ............ $    15.65     $    18.98     $    15.46     $  14.28      $  11.52      $  12.26
                                            ==========     ==========     ==========     ========      ========      ========
Total return(e) ...........................   (17.55)%         33.09%         16.66%       25.88%       (4.74)%        22.60%
                                            ==========     ==========     ==========     ========      ========      ========
Ratios/Supplemental Data:
Net assets, end of period (in 000's) ...... $2,192,350     $2,527,941     $1,441,210     $950,911      $655,035      $297,434
Ratio of operating expenses to average net
  assets(f) ...............................      1.40%(g)       1.42%          1.58%        1.60%         1.65%         1.73%(g)
Ratio of net investment income (loss) to
  average  net assets .....................      1.48%(g)       1.05%          0.73%        1.15%         1.08%       (0.00)%(g)(h)
Portfolio turnover rate ...................        10%            16%            20%          17%           16%           14%
------------
(a) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.
(b) The Fund commenced operations on June 15, 1993.
(c) Net investment income (loss) for a Fund share outstanding, before the waiver of fees by the administrator and/or investment adviser for the years ended March 31, 1998 and 1997, and the 7.5-month period ended March 31, 1994 was $0.26, $0.11, and $(0.01)
    per share, respectively.
(d) Amount represents less than $(0.01) per share.
(e) Total return represents aggregate total return for the periods indicated.
(f) Annualized expense ratios before the waiver of fees by the administrator and/or investment advisor for the years ended March 31,
    1998 and 1997, and the 7.5-month period ended March 31, 1994 were 1.43%, 1.58%, and 1.83%, respectively.
(g) Annualized.
(h) Amount represents less than (0.01)% per share.

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND

Notes to Financial Statements (Unaudited)

1.  SIGNIFICANT ACCOUNTING POLICIES

    Tweedy, Browne Global Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on June 15, 1993. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    PORTFOLIO VALUATION Generally, the Fund's investments are valued at market value or, in the absence of market value, by the Investment Adviser or, at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities and other assets, listed on a U.S. national securities exchange or through any system providing for same day publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price prior to the close of regular trading. Portfolio securities and other assets listed on a foreign exchange or through any system providing for same day publication of actual prices are valued at the last quoted sale price available before the time when assets are valued. Portfolio securities and other assets for which there are no reported sales on the valuation date are valued at the mean between the last asked price and the last bid price prior to the close of regular trading. When the Investment Adviser determines that the last sale price prior to valuation does not reflect current market value, the Investment Adviser will determine the market value of those securities or assets in accordance with industry practice and other factors considered relevant by the Investment Adviser. All other securities and assets for which current market quotations are not readily available and those securities which are not readily marketable due to significant legal or contractual restrictions will be valued by the Investment Adviser or at fair value as determined by or under the direction of the Board of Directors. Debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e. pricing services or dealer quotations) by the Investment Adviser.

    REPURCHASE AGREEMENTS The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's Investment Adviser, acting under the supervision of the Company's Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

    FOREIGN CURRENCY The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

    FORWARD EXCHANGE CONTRACTS The Fund has entered into forward exchange contracts for non-trading purposes in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

    The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds where available. If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund may elect to pass through to its shareholders credits for foreign taxes paid.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

    FEDERAL INCOME TAXES The Fund intends to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

    EXPENSES Expenses directly attributable to each Fund as a diversified series of the Company are charged to that Fund. Other expenses of the Company are allocated to each Fund based on the average net assets of each Fund.

2.  INVESTMENT ADVISORY FEE, OTHER RELATED PARTY TRANSACTIONS AND
    ADMINISTRATION FEE

    The Company, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company LLC ("Tweedy, Browne"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of its average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Investment Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

    The current and retired general partners and their families, as well as employees of Tweedy, Browne, the Investment Adviser to the Fund, have approximately $31.1 million of their own money invested in the Fund.

    The Company, on behalf of the Fund, has entered into an administration agreement (the "Administration Agreement") with First Data Investor Services Group, Inc. (the "Administrator"), a wholly owned subsidiary of First Data Corporation. Under the Administration Agreement, the Company pays the Administrator an administrative fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the average daily net assets of the Fund:

                                                   FEES ON ASSETS
                                       ---------------------------------------
                                                       BETWEEN
                                          UP TO        $500 AND     EXCEEDING
                                       $500 MILLION   $1 BILLION   $1 BILLION
------------------------------------------------------------------------------
Administration Fees                       0.06%         0.04%         0.02%
------------------------------------------------------------------------------

                                          UP TO       EXCEEDING
                                       $100 MILLION  $100 MILLION
------------------------------------------------------------------------------
Accounting Fees                           0.03%         0.01%
------------------------------------------------------------------------------

    Under the terms of the Administration Agreement, the Company will pay for fund administration services a minimum fee of $40,000 per annum, not to be aggregated with fees for fund accounting services. The Company will pay a minimum monthly fee of $4,000 for fund accounting services for the Fund, not to be aggregated with fees for fund administration services.

    No officer, director or employee of Tweedy, Browne, the administrator or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Fund pays each director who is not an officer, director or employee of Tweedy, Browne, the administrator or any of their affiliates $8,000 per annum plus $500 per Regular or Special Board Meeting attended in person or by telephone, plus out-of-pocket expenses.

    Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect wholly owned subsidiary of Mellon Bank, serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). Tweedy, Browne also serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

3.  SECURITIES TRANSACTIONS

    Cost of purchases and proceeds from sales of investment securities, excluding short-term investments for the six months ended September 30, 1998, aggregated $593,191,749 and $236,948,503, respectively.

    At September 30, 1998, the aggregate gross unrealized appreciation for all securities, in which there was an excess of value over tax cost, was $431,343,355 and the aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over value, was $454,461,182.

    For the six months ended September 30, 1998, the Fund incurred total brokerage commissions of $2,427,475.

4.  CAPITAL STOCK

    The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 600,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:

                                       SIX MONTHS ENDED 9/30/98                 YEAR ENDED 3/31/98
                                     -------------------------------    ------------------------------------
                                      SHARES             AMOUNT             SHARES             AMOUNT
------------------------------------------------------------------------------------------------------------
Sold                                  32,825,703       $ 608,708,120        58,530,975       $1,007,774,368
Reinvested                                  --                  --           8,222,804          133,167,149
Redeemed                             (25,945,539)       (462,720,356)      (26,794,022)        (462,491,491)
------------------------------------------------------------------------------------------------------------
Net increase                           6,880,164       $ 145,987,764        39,959,757       $  678,450,026
------------------------------------------------------------------------------------------------------------

5.  ORGANIZATION COSTS

    The Fund bears all costs in connection with its organization including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs have been deferred and are being amortized over a five-year period using the straight-line method from the commencement of operations of the Fund. In the event that any of the initial shares of the Fund are redeemed during such amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption. At September 30, 1998, all such costs have been fully amortized.

6.  FOREIGN SECURITIES

    Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, different accounting standards, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to the Fund), war, expropriation, political and social instability and diplomatic developments.

7.  LINE OF CREDIT

    The Company and Mellon Trust, N.A. have entered into a Line of Credit Agreement (the "Agreement") which provides the Fund with a $50 million line of credit, primarily for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The Fund may borrow up to the lesser of $50 million or one-third of its net assets. Interest is payable at the bank's Money Market Rate plus 0.75% on an annualized basis. Under the Agreement, the Fund is charged a facility fee equal to 0.10% annually of the unutilized credit. The Agreement requires, among other provisions, the Fund to maintain a ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregated amount of indebtedness pursuant to the Agreement of no less than three to one. For the six months ended September 30, 1998, the Fund did not borrow under this Agreement.

TWEEDY, BROWNE AMERICAN VALUE FUND
Portfolio of Investments

September 30, 1998 (Unaudited)

                         [Graphic Omitted]

                                                                   MARKET
                                                                    VALUE
  SHARES                                                           (NOTE 1)
  ------                                                           --------
               COMMON STOCKS--DOMESTIC--71.9%
               ADVERTISING--0.2%
      6,680    Grey Advertising Inc. .......................    $    2,187,909
                                                                --------------
               APPAREL/TEXTILES--0.0%++
     45,900    Chic by H.I.S. Inc.+ ........................           149,158
      9,400    Garan Inc. ..................................           263,200
      2,000    Thomaston Mills, Inc., Class A ..............             9,375
                                                                --------------
                                                                       421,733
                                                                --------------
               AUTOMOTIVE PARTS--1.4%
    689,000    Dollar Thrifty Automotive Group, Inc.+ ......         8,009,625
    170,400    Standard Motor Products, Inc. ...............         4,153,500
     23,300    Standard Products Company ...................           407,750
      5,200    Woodward Governor Company ...................           117,650
                                                                --------------
                                                                    12,688,525
                                                                --------------
               BANKING--9.3%
     56,700    BancFirst Corporation .......................         2,108,531
     20,400    Cape Cod Bank & Trust Company ...............           359,550
    541,814    Chase Manhattan Corporation .................        23,433,455
    112,650    Comerica, Inc. ..............................         6,174,628
      4,500    Community Financial Group--Bank of Nashville             55,969
    156,110    First Chicago NBD Corporation ...............        10,693,535
     20,400    First Mortgage Corporation+ .................            91,163
     50,850    Mercantile Bancorp, Inc. ....................         2,459,869
     42,080    Mid-America Bancorp .........................         1,036,220
     18,000    Peoples Bank Corporation of Indianapolis ....           513,000
    246,700    PNC Bank Corporation ........................        11,101,500
    802,520    Popular, Inc. ...............................        22,671,190
     36,000    Wells Fargo & Company .......................        12,780,000
                                                                --------------
                                                                    93,478,610
                                                                --------------
               BASIC INDUSTRIES--4.8%
    100,500    ACX Technologies Inc.+ ......................         1,293,938
    219,200    Alamo Group Inc. ............................         3,027,700
    121,700    Gorman-Rupp Company .........................         1,916,775
     61,400    Monarch Machine Tool Company ................           429,800
    724,000    Rayonier Inc. ...............................        28,236,000
     70,200    Sequa Corporation, Class A+ .................         3,948,750
     66,000    Tecumseh Products Company, Class A ..........         3,238,125
     66,100    Tecumseh Products Company, Class B ..........         3,404,150
     78,000    Tremont Corporation+ ........................         3,295,500
                                                                --------------
                                                                    48,790,738
                                                                --------------
               BUSINESS AND COMMERCIAL SERVICES--1.4%
    716,000    Harland (John H.) Company ...................         9,710,750
     24,400    HUB Services+ ...............................           384,300
      5,200    IIC Industries Inc.+ ........................            44,200
     51,000    Norwood Promotional Products, Inc.+ .........           962,625
     12,500    Paris Corporation+ ..........................            32,031
     38,600    PriceSmart, Inc.+ ...........................           605,538
    123,000    Wallace Computer Services Inc. ..............         2,206,313
                                                                --------------
                                                                    13,945,757
                                                                --------------
               CHEMICALS--1.7%
    680,700    Lilly Industries Inc., Class A ..............        11,997,338
    232,900    Oil-Dri Corporation of America ..............         2,984,031
     77,500    Stepan Chemical Company .....................         2,097,344
                                                                --------------
                                                                    17,078,713
                                                                --------------
               CONSUMER NON-DURABLES--9.2%
    142,400    Bairnco Corporation .........................           792,100
    130,400    Coca-Cola Bottling Company ..................         7,734,350
    209,200    EKCO Group Inc.+ ............................           732,200
    501,035    Great Atlantic & Pacific Tea Company, Inc. ..        12,150,099
    347,500    M & F Worldwide Corporation+ ................         3,453,281
    869,470    Philip Morris Companies, Inc. ...............        40,049,962
    910,900    UST Inc. ....................................        26,928,481
     57,200    Village Super Market Inc., Class A+ .........         1,226,225
                                                                --------------
                                                                    93,066,698
                                                                --------------
               CONSUMER SERVICES--1.9%
    512,900    Jones Intercable Inc., Class A+ .............        12,726,331
    498,550    Pinkerton's, Inc. ...........................         6,886,222
                                                                --------------
                                                                    19,612,553
                                                                --------------
               ELECTRONIC EQUIPMENT--0.1%
      8,000    Espey Manufacturing and Electronics Corporation         103,000
     27,000    Regal Beloit ................................           600,750
                                                                --------------
                                                                       703,750
                                                                --------------
               ENGINEERING AND CONSTRUCTION--2.5%
     42,700    Devcon International Corporation+ ...........            96,075
    107,300    Harding Lawson Associates Group+ ............           677,331
    150,500    Hovnanian Enterprises, Inc.+ ................         1,410,938
     22,900    Liberty Homes, Inc., Class A ................           280,525
     10,000    Liberty Homes, Inc., Class B ................           126,250
     61,300    M/I Schottenstein Homes Inc.+ ...............         1,134,050
     42,000    Oriole Homes Corporation, Class A+ ..........           165,375
     91,500    Oriole Homes Corporation, Class B+ ..........           343,125
    259,000    RDO Equipment Company+ ......................         2,347,188
    459,700    Ryland Group, Inc. ..........................        11,205,188
    468,300    Standard-Pacific Corporation ................         6,614,738
    158,000    Washington Homes, Inc.+ .....................           799,875
                                                                --------------
                                                                    25,200,658
                                                                --------------
               FINANCIAL SERVICES--12.9%
    382,230    American Express Company ....................        29,670,604
    432,300    Credit Acceptance Corporation+ ..............         2,674,856
    789,380    Federal Home Loan Mortgage Corporation ......        39,024,974
    493,500    Household International Inc. ................        18,506,250
     18,600    HPSC Inc.+ ..................................           192,975
     20,800    Kent Financial Services Inc.+ ...............           130,000
    345,550    Lehman Brothers Holdings Inc. ...............         9,761,788
     30,000    Letchworth Independent Bancshares Corporation           465,000
    137,835    Metris Companies Inc. .......................         6,426,574
    142,000    Morgan, (J.P.) & Co. ........................        12,016,750
    756,000    Phoenix Investment Partners, Ltd. ...........         5,103,000
     18,515    Protective Life Corporation .................           666,540
    109,030    ReliaStar Financial Corporation .............         4,252,170
     29,800    Value Line Inc. .............................         1,128,675
      1,604    Whitney Holding Corporation .................            65,664
                                                                --------------
                                                                   130,085,820
                                                                --------------
               FOOD AND BEVERAGES--0.1%
     40,000    Panamerican Beverages, Inc., Class A ........           712,500
      2,177    United Foods, Inc., Class A+ ................             6,395
      3,269    United Foods, Inc., Class B+ ................             9,807
                                                                --------------
                                                                       728,702
                                                                --------------
               FURNITURE--0.7%
     29,900    Flexsteel Industries Inc. ...................           317,688
    152,350    O' Sullivan Corporation .....................         1,294,975
    598,400    O' Sullivan Industries Holdings, Inc.+ ......         5,797,000
                                                                --------------
                                                                     7,409,663
                                                                --------------
               HEALTH CARE--1.9%
    158,500    Angelica Corporation ........................         2,545,906
     33,412    Johnson & Johnson ...........................         2,614,489
     66,600    Spacelabs Medical Inc.+ .....................         1,032,300
  2,003,400    Sun Healthcare Group Inc.+ ..................        13,022,100
     10,666    Wyant Corporation+ ..........................            48,997
                                                                --------------
                                                                    19,263,792
                                                                --------------
               INSURANCE--9.7%
     15,200    Allstate Financial Corporation+ .............            51,300
    463,500    American Annuity Group Inc. .................        10,573,594
     90,450    American General Corporation ................         5,777,494
     77,400    American Indemnity Financial Corporation ....           933,638
    115,125    American National Insurance Company .........         9,562,570
      8,260    Kansas City Life Insurance Company ..........           676,288
    456,500    Leucadia National Corporation ...............        13,381,156
     21,600    Merchants Group Inc. ........................           415,800
    389,500    MMI Companies, Inc. .........................         6,986,656
     97,000    National Western Life Insurance Company+ ....        11,191,375
    239,200    NAC Re Corporation ..........................        11,780,600
     31,500    Navigators Group Inc.+ ......................           456,750
     16,500    RLI Corporation .............................           627,000
     43,800    SCPIE Holdings Inc. .........................         1,363,275
     80,900    TransFinancial Holdings, Inc.+ ..............           505,625
    290,400    Transatlantic Holdings, Inc. ................        24,030,600
                                                                --------------
                                                                    98,313,721
                                                                --------------
               INVESTMENT COMPANIES--0.1%
    180,500    Ampal-American Israel Corporation-A+ ........           722,000
     10,000    PEC Israel Economic Corporation.+ ...........           256,250
                                                                --------------
                                                                       978,250
                                                                --------------
               LEISURE AND ENTERTAINMENT--0.1%
     35,100    Cable Michigan, Inc.+ .......................         1,219,725
                                                                --------------
               METALS AND METAL PRODUCTS--1.6%
    724,100    ASARCO Inc. .................................        13,848,413
      4,700    Mestek Inc.+ ................................            87,538
    165,000    Schnitzer Steel Industies Inc. ..............         2,475,000
                                                                --------------
                                                                    16,410,951
                                                                --------------
               OIL AND GAS--0.4%
      8,000    Isramco, Inc.+ ..............................            20,250
      5,600    Lufkin Industries, Inc. .....................           148,400
     41,460    Matrix Service Company+ .....................           194,344
    175,200    Penn Virginia Corporation ...................         3,848,925
     10,000    Wiser Oil Company ...........................            53,125
                                                                --------------
                                                                     4,265,044
                                                                --------------
               REAL ESTATE--1.6%
    716,500    American Real Estate Partners Ltd. ..........         6,000,688
     26,100    Arizona Land Income Corporation, Class A ....           172,913
     18,012    Atlantic Realty Trust Inc.+ .................           150,851
    296,700    Castle & Cooke Inc. .........................         4,450,500
     62,000    Echelon International Corporation+ ..........         1,313,625
    102,000    Koger Equity Inc. ...........................         1,912,500
     13,200    Mays (J.W.), Inc.+ ..........................           118,800
    154,400    Price Enterprises Inc. ......................           781,650
      3,623    Public Storage, Inc. ........................            97,142
     36,025    Ramco-Gershenson Properties Trust ...........           589,909
     20,000    Reading Entertainment, Inc.+ ................           168,125
                                                                --------------
                                                                    15,756,703
                                                                --------------
               RESTAURANT CHAINS--4.1%
    434,900    Darden Restaurants Inc. .....................         6,958,400
    553,400    McDonald's Corporation ......................        33,031,063
     83,400    Vicorp Restaurants Inc.+ ....................         1,172,813
                                                                --------------
                                                                    41,162,276
                                                                --------------
               RETAIL--2.5%
    217,000    Discount Auto Parts Inc.+ ...................         5,221,563
    117,900    EZCORP Inc., Class A+ .......................           957,938
    432,900    Fingerhut Companies, Inc. ...................         4,761,900
     90,100    Government Technology Services, Inc. ........           349,138
    654,000    Jan Bell Marketing Inc.+ ....................         4,251,000
    164,000    Kmart Corporation+ ..........................         1,957,750
     89,600    Penney (J.C.) Company, Inc. .................         4,026,400
     19,000    Saucony Inc., Class A+ ......................            90,250
     25,000    Saucony Inc., Class B+ ......................           114,063
    130,100    Swiss Army Brands, Inc.+ ....................         1,252,213
    158,700    Syms Corporation+ ...........................         1,646,513
    138,000    United Retail Group, Inc.+ ..................         1,112,625
                                                                --------------
                                                                    25,741,353
                                                                --------------
               TECHNOLOGY--0.0%++
     44,600    Astrosystems Inc. ...........................           104,531
                                                                --------------
               TELECOMMUNICATIONS--0.6%
     93,600    Commonwealth Telephone Enterprises, Inc. ....         2,202,525
    280,800    RCN Corporation+ ............................         3,667,950
     15,300    TCI International Inc.+ .....................            45,422
                                                                --------------
                                                                     5,915,897
                                                                --------------
               TRANSPORTATION/TRANSPORTATION SERVICES--3.1%
    636,400    GATX Corporation ............................        21,040,975
     53,100    KLLM Transport Services Inc.+ ...............           441,394
     53,600    Maritrans Inc. ..............................           380,225
    700,000    Wisconsin Central Corporation ...............         9,778,125
                                                                --------------
                                                                    31,640,719
                                                                --------------
               TOTAL COMMON STOCKS--DOMESTIC
               (COST $628,991,853) .........................       726,172,791
                                                                --------------
               COMMON STOCKS--FOREIGN

               COMMON STOCKS--FOREIGN--18.0%
               FINLAND--0.2%
     18,300    Huhtamaki Group, Class I ....................           557,927
     15,500    Kone Corporation, Class B+ ..................         1,554,878
                                                                --------------
                                                                     2,112,805
                                                                --------------
               FRANCE--0.1%
        900    Bongrain SA .................................           385,728
      2,000    Compagnie Fives-Lille .......................           133,219
      2,300    Peugeot SA ..................................           392,657
                                                                --------------
                                                                       911,604
                                                                --------------
               HONG KONG--0.2%
  1,210,000    CDL Hotels International Ltd. ...............           277,953
    478,000    Jardine Strategic Holdings Ltd., ADR ........           525,800
  2,147,200    Semi-Tech (Global) Ltd. .....................            83,130
  1,506,000    South China Morning Post (Holdings) Ltd. ....           592,776
    525,000    Swire Pacific Ltd., Class B .................           247,296
    182,000    Wing Hang Bank Ltd. .........................           194,946
                                                                --------------
                                                                     1,921,901
                                                                --------------
               IRELAND--0.0%++
    202,592    Crean (James) PLC ...........................           317,912
                                                                --------------
               ITALY--0.1%
     72,100    Arnoldo Mondadori Editore SPA ...............           838,215
                                                                --------------
               JAPAN--6.0%
     56,000    Agro-Kanesho Company Ltd. ...................           336,349
     63,000    Aichi Electric Company Ltd. .................           111,210
     78,000    Aiful Corporation ...........................         3,599,341
    255,000    Amada Sonoike Company, Ltd. .................           633,181
     67,000    Amatsuji Steel Ball Manufacturing Company ...           456,400
    104,000    Belluna Company Ltd. ........................           533,236
     62,000    Bunka Shutter Company Ltd. ..................           127,156
     33,000    CCI Corporation .............................           212,708
      1,000    Charle Company ..............................             6,596
     89,000    Chiyoda Company .............................           430,251
    247,700    Chofu Seisakusho Company ....................         2,222,542
     70,500    Credia Company Ltd. .........................           686,797
    134,000    Daido Metal Company .........................           373,953
    140,000    Danto Corporation ...........................           563,999
    179,000    Denkyosha ...................................           681,780
     61,000    Denyo Company Ltd. ..........................           263,168
     58,000    Dowa Fire & Marine Insurance Company ........           139,344
    101,500    Exedy Corporation ...........................           488,449
     93,000    Fuji Coca-Cola Bottling Company .............           692,774
     76,800    Fuji Photo Film Company Ltd., ADR ...........         2,635,200
     17,000    Fuji Photo Film Ltd. ........................           585,241
     86,000    Fujicco Company Ltd. ........................         1,074,016
     88,000    Fujisawa Pharmaceutical Company .............           809,581
    326,000    Fujitec Company Ltd. ........................         1,666,713
    293,000    Fukuda Denshi ...............................         2,811,426
    310,000    Gakken Company Ltd. .........................           320,161
    206,000    Hitachi Koki ................................           580,919
     78,000    Hitachi Medical Corporation .................           675,305
    109,000    Inaba Denkisangyo Company Ltd. ..............           886,211
     16,000    Kansai Paint ................................            29,299
    112,000    Katsuragawa Electric Company ................           410,181
    269,000    Kawagishi Bridge Works ......................           660,062
    130,000    Koito Manufacturing .........................           523,714
     53,000    Koyosha Inc. ................................           194,104
    389,000    Mandom Corporation ..........................         2,307,929
     95,000    Matsumoto Yushi-Seiyaku Company .............         1,475,188
     19,000    Matsushita Electric Industrial Company ......           258,158
     44,000    Meito Sangyo Company ........................           344,845
     91,000    Mitsubishi Pencil Company Ltd. ..............           679,875
    200,000    Morito ......................................           791,064
     58,000    Nankai Plywood Company Ltd. .................           237,905
    107,000    Nippon Cable System .........................           588,588
    118,000    Nippon Konpo Unyu Soko ......................           630,947
     45,150    Nissan Fire & Marine Insurance Company ......           121,370
     19,000    Nissie Plastic Y50 ..........................            87,676
     48,300    Nissin Company Ltd. .........................           671,831
     52,000    Nitto FC Company ............................           277,663
    139,000    Oak .........................................           259,623
    116,000    Osaka Steel Company Ltd. ....................           398,491
    185,000    Prospect Japan Fund Ltd., ADR ...............           677,100
    119,000    Riken Vitamin ...............................           954,441
     19,000    Sangetsu Company Ltd. .......................           217,799
     31,000    Sanko Sangyo Company ........................           211,170
    130,600    Sanyo Shinpan Finance Company Ltd. ..........         4,716,045
     63,800    Shikoku Coca-Cola Bottling ..................           607,975
     99,000    Shin Nikkei Company Ltd. ....................            65,263
     82,000    Shinki Company ..............................           720,747
    192,000    Shinogi & Company ...........................         1,112,412
     73,000    SK Kaken Company Ltd. .......................           641,641
    220,000    Sonton Food Industry ........................         1,466,398
    200,000    Sotoh Company Ltd. ..........................           878,960
    186,000    Tachi-S .....................................           674,382
    103,700    Takefuji Corporation ........................         5,225,827
      1,000    Takigami Steel Construction Company Ltd. ....             2,234
    141,000    Teikoku Hormone Manufacturing Company .......           722,945
     73,000    TENMA Corporation ...........................           641,641
    125,900    Toa Medical Electronics Company .............         1,088,167
    111,000    Tomita Electric Company Ltd. ................           426,845
     10,000    Torii Company Ltd. ..........................            35,012
    162,000    Torishima Pump Manufacturing ................           482,945
     64,000    Toso Company Ltd. ...........................           187,980
     78,000    Toyo Technical Company Ltd. .................           299,945
    188,000    Tsubaki Nakashima Company Ltd.+ .............         1,072,712
    220,800    Tsuchiya Home Company .......................           646,914
    214,000    U-Shin ......................................           641,099
    152,000    Yomeishu Seizo Company Ltd. .................           879,546
     45,000    Zojirushi ...................................           230,727
                                                                --------------
                                                                    61,081,392
                                                                --------------
               MALAYSIA--0.1%
    485,000    Star Publications (Malaysia) ................           529,671
                                                                --------------
               NETHERLANDS--1.1%
     21,000    European Vinyls Corporation .................           262,033
     62,500    Heineken Holdings NV, Class A ...............         2,369,448
     36,500    Telegraaf Holdings CVA ......................           841,108
    120,800    Unilever NV, ADR ............................         7,399,000
                                                                --------------
                                                                    10,871,589
                                                                --------------
               NEW ZEALAND--0.1%
    712,000    Air New Zealand Ltd. ........................           562,986
                                                                --------------
               SINGAPORE--0.2%
    518,000    Cycle & Carriage Ltd. .......................           837,761
    264,000    Fraser & Neave Ltd. .........................           566,161
    266,000    Overseas Union Bank Ltd. ....................           379,775
     94,800    Robinson and Company Ord ....................           213,412
                                                                --------------
                                                                     1,997,109
                                                                --------------
               SPAIN--0.0%++
     32,000    Unipapel SA .................................           320,147
                                                                --------------
               SWEDEN--4.0%
    804,300    Pharmacia & Upjohn, Inc., Depository Shares .        40,427,914
                                                                --------------
               SWITZERLAND--3.3%
      3,650    Compagnie Financiere Richemont AG ...........         4,680,165
      2,000    Danzas Holding AG ...........................           502,028
      2,000    Edipresse SA, Bearer ........................           492,611
    269,000    Nestle, ADR .................................        26,833,744
     10,666    Novartis AG, ADR ............................           857,282
      2,500    Sairgroup ...................................           515,249
                                                                --------------
                                                                    33,881,079
                                                                --------------
               UNITED KINGDOM--2.6%
    875,000    British Steel Ord ...........................         1,580,561
    292,337    BTR PLC .....................................           528,064
    315,000    Caradon PLC .................................           669,414
    274,000    Carclo Engineering Group PLC ................           468,156
    172,000    Concentric PLC ..............................           460,557
    445,000    Dowding & Mills PLC .........................           302,618
     60,000    Elementis PLC ...............................            82,115
    163,670    Glaxo Wellcome PLC, Sponsored ADR ...........         9,349,649
    142,000    Hardys & Hansons PLC ........................           508,177
     41,000    HSBC Holdings PLC ...........................           733,984
    189,385    McAlpine (Alfred) PLC .......................           354,171
     50,000    Molins PLC ..................................            99,881
    187,307    Nycomed ASA, ADR, Class B ...................         5,970,411
    494,000    Pilkington PLC ..............................           482,913
    120,000    Rexam PLC ...................................           373,342
     65,000    SmithKline Beecham, PLC Units, ADR ..........         3,558,750
    150,000    Thistle Hotels PLC ..........................           321,319
                                                                --------------
                                                                    25,844,082
                                                                --------------
               TOTAL COMMON STOCKS--FOREIGN
               (COST $169,352,234)..........................       181,618,406
                                                                --------------
               PREFERRED STOCK--0.2% (COST $1,601,833)
    154,400    Price Enterprises Inc. ......................         2,065,100
                                                                --------------

               COMMON STOCK RIGHTS--0.0%++ (COST $0.00)
     93,600    Commonwealth Telephone Enterprises,
                 Expires 10/23/98 ..........................           269,100
                                                                --------------

   FACE
   VALUE

               COMMERCIAL PAPER--4.9% (COST $50,000,000)
$50,000,000    General Electric Capital Corporation,
                 5.750% due 10/1/98 ........................        50,000,000
                                                                --------------
               U.S. TREASURY BILL--0.1% (COST $986,988)
  1,000,000    5.089%** due 1/7/99 .........................           986,988
                                                                --------------
               REPURCHASE AGREEMENT--4.7%
               (COST $47,333,000)
 47,333,000    Agreement with UBS Securities, Inc.,
               5.480% dated 9/30/98, to be repurchased at
               $47,340,205 on 10/1/98, collateralized by
               $29,085,000 U.S. Treasury Notes,
               12.500% due 8/15/14 (market value $48,442,683)       47,333,000
                                                                --------------
TOTAL INVESTMENTS (COST $898,265,908*) ..............   99.8%    1,008,445,385
OTHER ASSETS AND LIABILITIES (NET) ..................    0.2         1,988,026
                                                       -----    --------------
NET ASSETS ..........................................  100.0%   $1,010,433,411
                                                       =====    ==============
------------
 * Aggregate cost for Federal tax purposes.
** Rate represents annualized yield at date of purchase.
 + Non-income producing security.
++ Amount represents less than 0.1% of net assets.

Abbreviations:
ADR--American Depository Receipt
Ord--Ordinary Shares

TWEEDY, BROWNE AMERICAN VALUE FUND

SCHEDULE OF FORWARD EXCHANGE CONTRACTS

September 30, 1998 (Unaudited)

                                                    CONTRACT          MARKET
                                                      VALUE           VALUE
   CONTRACTS                                           DATE          (NOTE 1)
   ---------                                           ----          --------

FORWARD EXCHANGE CONTRACTS TO BUY
    5,980,750  Finnish Markka .....................  10/29/98    $    1,178,235
    4,739,600  French Franc .......................  10/29/98           847,721
      942,868  Great Britain Pound Sterling .......  10/29/98         1,603,869
    1,783,000  Great Britain Pound Sterling .......  12/23/98         3,036,134
    8,429,000  Hong Kong Dollar ...................   1/19/99         1,077,387
    5,740,000  Hong Kong Dollar ...................   2/12/99           731,590
       97,000  Irish Punt .........................   1/19/99           144,943
  188,000,000  Italian Lira .......................  10/29/98           113,933
  209,531,000  Japanese Yen .......................  10/29/98         1,541,213
1,231,000,000  Japanese Yen .......................  12/24/98         9,130,905
    3,210,000  Netherlands Guilder ................  10/29/98         1,707,342
      555,000  New Zealand Dollar .................    6/8/99           279,280
   16,588,800  Norwegian Krone ....................  10/29/98         2,238,550
    1,721,500  Singapore Dollar ...................  12/30/98         1,022,596
    1,740,000  Singapore Dollar ...................   2/12/99         1,034,483
  117,064,000  Spanish Peseta .....................  10/29/98           825,440
   14,603,300  Swedish Krona ......................  10/29/98         1,864,739
   14,000,000  Swedish Krona ......................  12/23/98         1,790,626
    4,690,800  Swiss Franc ........................  10/29/98         3,409,685
      560,000  Swiss Franc ........................  12/23/98           409,473
                                                                 --------------
TOTAL FORWARD EXCHANGE CONTRACTS TO BUY
(CONTRACT AMOUNT $33,446,120) .....................              $   33,988,144
                                                                 ==============

FORWARD EXCHANGE CONTRACTS TO SELL
    7,879,250  Finnish Markka .....................  10/29/98    $   (1,552,253)
    2,156,800  Finnish Markka .....................   2/12/99          (427,073)
    2,726,350  Finnish Markka .....................   3/26/99          (540,748)
    2,985,290  Finnish Markka .....................   4/23/99          (592,715)
    2,129,200  Finnish Markka .....................    6/8/99          (423,385)
    8,051,715  French Franc .......................  10/29/98        (1,440,123)
    1,795,800  French Franc .......................   2/12/99          (322,790)
    2,097,025  French Franc .......................   4/23/99          (377,922)
    1,727,095  French Franc .......................   6/17/99          (311,810)
      942,868  Great Britain Pound Sterling .......  10/29/98        (1,603,869)
    6,478,959  Great Britain Pound Sterling .......  12/23/98       (11,032,521)
    1,423,311  Great Britain Pound Sterling .......   2/12/99        (2,425,899)
    1,358,780  Great Britain Pound Sterling .......    3/5/99        (2,316,768)
      740,969  Great Britain Pound Sterling .......   3/26/99        (1,263,836)
      303,545  Great Britain Pound Sterling .......   3/29/99          (517,769)
      373,808  Great Britain Pound Sterling .......    6/8/99          (638,348)
      614,893  Great Britain Pound Sterling .......    7/2/99        (1,050,614)
      558,989  Great Britain Pound Sterling .......   7/23/99          (956,164)
    8,429,000  Hong Kong Dollar ...................   1/19/99        (1,077,387)
   10,603,450  Hong Kong Dollar ...................   2/12/99        (1,351,460)
    3,971,400  Hong Kong Dollar ...................   3/29/99          (503,104)
    5,553,450  Hong Kong Dollar ...................   4/23/99          (701,403)
      325,497  Irish Punt .........................   1/19/99          (486,377)
  861,150,000  Italian Lira .......................  10/29/98          (521,878)
  357,270,000  Italian Lira .......................   2/12/99          (217,049)
  347,853,675  Italian Lira .......................   6/17/99          (212,313)
  209,531,000  Japanese Yen .......................  10/29/98        (1,541,213)
2,765,650,000  Japanese Yen .......................  12/24/98       (20,514,126)
  371,655,000  Japanese Yen .......................   1/19/99        (2,767,106)
  719,880,000  Japanese Yen .......................   2/12/99        (5,377,004)
  731,760,000  Japanese Yen .......................    3/5/99        (5,480,587)
  490,800,000  Japanese Yen .......................   3/26/99        (3,685,546)
  367,440,000  Japanese Yen .......................   3/29/99        (2,760,216)
  681,065,000  Japanese Yen .......................   4/23/99        (5,132,516)
1,877,850,000  Japanese Yen .......................    5/6/99       (14,174,547)
  912,065,000  Japanese Yen .......................    6/8/99        (6,912,336)
  361,530,000  Japanese Yen .......................   7/23/99        (2,755,349)
    3,968,000  Netherlands Guilder ................  10/29/98        (2,110,508)
    1,928,100  Netherlands Guilder ................  12/23/98        (1,028,657)
    3,947,700  Netherlands Guilder ................  12/30/98        (2,106,975)
    3,036,900  Netherlands Guilder ................   3/26/99        (1,626,466)
    2,022,700  Netherlands Guilder ................   3/29/99        (1,083,396)
    1,183,080  Netherlands Guilder ................    6/8/99          (635,256)
      879,428  Netherlands Guilder ................   8/27/99          (473,526)
    1,925,298  New Zealand Dollar .................    6/8/99          (968,825)
   16,588,800  Norwegian Krone ....................  10/29/98        (2,238,550)
    1,721,500  Singapore Dollar ...................  12/30/98        (1,022,596)
    2,789,600  Singapore Dollar ...................   2/12/99        (1,658,502)
      499,050  Singapore Dollar ...................   3/26/99          (296,868)
    1,381,840  Singapore Dollar ...................    6/8/99          (822,489)
  117,064,000  Spanish Peseta .....................  10/29/98          (825,440)
   68,602,500  Spanish Peseta .....................   4/23/99          (487,021)
   14,603,300  Swedish Krona ......................  10/29/98        (1,864,739)
   28,080,410  Swedish Krona ......................  12/23/98        (3,591,537)
   15,597,800  Swedish Krona ......................  12/30/98        (1,995,445)
   28,105,000  Swedish Krona ......................   2/12/99        (3,599,023)
   19,657,500  Swedish Krona ......................   3/29/99        (2,519,159)
    2,376,000  Swedish Krona ......................   6/17/99          (304,787)
   43,579,250  Swedish Krona ......................   7/23/99        (5,592,053)
   14,027,380  Swedish Krona ......................   8/27/99        (1,800,438)
    2,425,900  Swiss Franc ........................  10/29/98        (1,763,357)
    2,030,475  Swiss Franc ........................  12/23/98        (1,484,689)
    6,252,075  Swiss Franc ........................  12/30/98        (4,574,885)
    2,879,000  Swiss Franc ........................   1/19/99        (2,110,987)
    1,409,000  Swiss Franc ........................   2/12/99        (1,035,587)
    2,854,000  Swiss Franc ........................   3/26/99        (2,105,934)
    2,151,300  Swiss Franc ........................   3/29/99        (1,587,851)
    1,745,160  Swiss Franc ........................   4/23/99        (1,290,897)
    5,381,370  Swiss Franc ........................    6/8/99        (3,995,541)
    2,201,850  Swiss Franc ........................   7/23/99        (1,640,824)
                                                                 --------------
TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
(CONTRACT AMOUNT $167,150,000) ....................              $ (164,208,932)
                                                                 ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND

Statement of Assets and Liabilities

September 30, 1998 (Unaudited)

ASSETS
Investments, at value (Cost $898,265,908)
    See accompanying schedule ..............................      $1,008,445,385
Net unrealized appreciation of forward exchange
  contracts ................................................           3,483,092
Dividends and interest receivable ..........................           2,087,390
Receivable for Fund shares sold ............................           1,908,735
Receivable for investment securities sold ..................           1,108,359
Prepaid expenses ...........................................              25,345
Unamortized organization costs .............................               3,218
                                                                  --------------
    TOTAL ASSETS ...........................................       1,017,061,524
                                                                  --------------

LIABILITIES
    Payable for Fund shares redeemed ...........  $2,862,454
    Payable for investment securities purchased    2,022,867
    Due to custodian ...........................     963,112
    Investment advisory fee payable ............     660,424
    Transfer agent fees payable ................      55,573
    Custodian fees payable .....................      14,630
    Accrued expenses and other payables ........      49,053
                                                  ----------
        TOTAL LIABILITIES ..................................           6,628,113
                                                                  --------------
NET ASSETS .................................................      $1,010,433,411
                                                                  ==============
NET ASSETS CONSIST OF
    Undistributed net investment income ....................      $    5,398,538
    Accumulated net realized gain on securities, forward
      exchange
      contracts and foreign currencies .....................          13,351,825
    Net unrealized appreciation on securities, forward
      exchange
      contracts, foreign currencies and net other assets ...         113,702,069
    Par value ..............................................               4,983
    Paid-in capital in excess of par value .................         877,975,996
                                                                  --------------
        TOTAL NET ASSETS ...................................      $1,010,433,411
                                                                  ==============
NET ASSET VALUE, offering and redemption price per share
    ($1,010,433,411 / 49,832,222 shares of common stock
    outstanding) ...........................................              $20.28
                                                                          ======

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND

 Statement of Operations

For the Six Months Ended September 30, 1998 (Unaudited)

INVESTMENT INCOME
  Dividends (net of foreign withholding taxes of $201,542) ....  $    8,283,280
  Interest ....................................................       2,796,116
                                                                 --------------
      TOTAL INVESTMENT INCOME .................................      11,079,396
                                                                 --------------
EXPENSES
  Investment advisory fee ......................     $6,788,518
  Administration fee ...........................        263,469
  Transfer agent fees ..........................        179,193
  Custodian fees ...............................        140,563
  Legal and audit fees .........................         33,250
  Directors' fees and expenses .................         15,423
  Amortization of organization costs ...........          9,762
  Other ........................................        114,028
                                                     ----------
    TOTAL EXPENSES .............................                      7,544,206
                                                                 --------------
NET INVESTMENT INCOME .........................................       3,535,190
                                                                 --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on:
      Securities ..............................................       9,097,506
      Forward exchange contracts ..............................         817,866
      Foreign currencies and other net assets .................          40,165
                                                                 --------------
    Net realized gain on investments during the period ........       9,955,537
                                                                 --------------
    Net change in unrealized appreciation (depreciation) of:
      Securities ..............................................    (153,702,130)
      Forward exchange contracts ..............................        (622,822)
      Foreign currencies and net other assets .................          38,533
                                                                 --------------
    Net unrealized depreciation of investments during the
      period ..................................................    (154,286,419)
                                                                 --------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ...............    (144,330,882)
                                                                 --------------

NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS .................................................   $(140,795,692)
                                                                  =============

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND

Statements of Changes in Net Assets
                                                            SIX MONTHS
                                                              ENDED                 YEAR
                                                              9/30/98               ENDED
                                                            (UNAUDITED)            3/31/98
                                                           --------------       --------------
Net investment income ...............................      $    3,535,190       $    4,232,973
Net realized gain on securities, forward exchange
  contracts and currency transactions during the
  period ............................................           9,955,537           15,187,523
Net unrealized appreciation (depreciation) of
  securities, forward exchange contracts, foreign
  currencies and net other assets during the period .        (154,286,419)         203,651,397
                                                           --------------       --------------
Net increase (decrease) in net assets resulting from
  operations ........................................        (140,795,692)         223,071,893
DISTRIBUTIONS:
  Dividends to shareholders from net investment
    income ..........................................          --                   (5,448,502)
  Distributions to shareholders from net realized
    gain on investments .............................          --                  (13,982,759)
Net increase in net assets from Fund share
  transactions ......................................         139,991,383          465,129,709
                                                           --------------       --------------
Net increase (decrease) in net assets ...............            (804,309)         668,770,341
NET ASSETS
Beginning of period .................................       1,011,237,720          342,467,379
                                                           --------------       --------------

End of period (including undistributed net investment
  income of $5,398,538 and $1,863,348, respectively)       $1,010,433,411       $1,011,237,720
                                                           ==============       ==============
                               SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND

Financial Highlights

For a Fund share outstanding throughout each period.
                             SIX MONTHS
                                ENDED               YEAR              YEAR             YEAR             YEAR           PERIOD
                               9/30/98              ENDED             ENDED            ENDED           ENDED            ENDED
                             (UNAUDITED)           3/31/98           3/31/97        3/31/96(a)       3/31/95(a)      3/31/94(b)
                           ---------------      -------------     -------------     -----------     -----------     -----------
Net asset value,
  beginning of period        $    23.04         $    16.22          $  14.29         $  10.71        $   9.71         $ 10.00
                             ----------         ----------          --------         --------         -------         -------
Income from investment operations:
Net investment income (c)          0.07               0.11              0.13             0.15            0.13            0.01
Net realized and
  unrealized gain (loss)
  on investments ........         (2.83)              7.31              2.39             3.56            0.93           (0.30)
                             ----------         ----------          --------         --------         -------         -------
    Total from investment
      operations ........         (2.76)              7.42              2.52             3.71            1.06           (0.29)
                             ----------         ----------          --------         --------         -------         -------
DISTRIBUTIONS:
  Dividends from net
    investment income ...         --                 (0.17)            (0.17)           (0.11)          (0.06)           --
  Distributions from
    net realized gains ..         --                 (0.43)            (0.42)           (0.02)           --              --
                             ----------         ----------          --------         --------         -------         -------
    Total distributions .         --                 (0.60)            (0.59)           (0.13)          (0.06)           --
                             ----------         ----------          --------         --------         -------         -------
Net asset value, end
  of period .............    $    20.28         $    23.04          $  16.22         $  14.29         $ 10.71         $  9.71
                             ==========         ==========          ========         ========         =======         =======
Total return(d) .........      (11.98)%             46.14%            17.75%           34.70%          11.02%         (2.90)%
                             ==========         ==========          ========         ========         =======         =======
Ratios/Supplemental Data:
Net assets, end of
  period (in 000's) .....    $1,010,433         $1,011,238          $342,467         $201,599         $58,856         $16,133
Ratio of operating
  expenses to average
  net assets(e) .........         1.39%(f)           1.39%             1.39%            1.39%           1.74%           2.26%(f)
Ratio of net
  investment income to
  average net assets ....         0.65%(f)           0.69%             0.92%            1.13%           1.25%           0.64%(f)
Portfolio turnover
  rate ..................            3%                 6%               16%               9%              4%              0%(g)

------------
(a) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.
(b) The Fund commenced operations on December 8, 1993.
(c) Net investment income (loss) for a Fund share outstanding, before the waiver of fees by the investment adviser and/or administrator and/or custodian for the years ended March 31, 1998, 1997, 1996 and 1995 and the 3.75-month period ended March
    31, 1994 was $0.11, $0.11, $0.12, $0.11 and $(0.01) per share, respectively.
(d) Total return represents aggregate total return for the periods indicated.
(e) Annualized expense ratios before the waiver of fees by the investment adviser and/or custodian for the years ended March 31,
    1998, 1997, 1996 and 1995 and the 3.75-month period ended March 31, 1994 were 1.41%, 1.52%, 1.61%, 1.94% and 3.51%, respectively.
(f) Annualized.
(g) Amount rounds to less than 1.0%.
                               SEE NOTES TO FINANCIAL STATEMENTS


1.  SIGNIFICANT ACCOUNTING POLICIES

    Tweedy, Browne American Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on December 8, 1993. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    PORTFOLIO VALUATION Generally, the Fund's investments are valued at market value or, in the absence of market value, by the Investment Adviser or, at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities and other assets, listed on a U.S. national securities exchange or through any system providing for same day publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price prior to the close of regular trading. Portfolio securities and other assets listed on a foreign exchange or through any system providing for same day publication of actual prices are valued at the last quoted sale price available before the time when assets are valued. Portfolio securities and other assets for which there are no reported sales on the valuation date are valued at the mean between the last asked price and the last bid price prior to the close of regular trading. When the Investment Adviser determines that the last sale price prior to valuation does not reflect current market value, the Investment Adviser will determine the market value of those securities or assets in accordance with industry practice and other factors considered relevant by the Investment Adviser. All other securities and assets for which current market quotations are not readily available and those securities which are not readily marketable due to significant legal or contractual restrictions will be valued by the Investment Adviser or at fair value as determined by or under the direction of the Board of Directors. Debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e. pricing services or dealer quotations) by the Investment Adviser.

    REPURCHASE AGREEMENTS The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's Investment Adviser, acting under the supervision of the Company's Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

    FOREIGN CURRENCY The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

    FORWARD EXCHANGE CONTRACTS The Fund has entered into forward exchange contracts for non-trading purposes in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

    The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds where available. If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund may elect to pass through to its shareholders credits for foreign taxes paid.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

    FEDERAL INCOME TAXES The Fund intends to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

    EXPENSES Expenses directly attributable to each Fund as a diversified series of the Company are charged to that Fund. Other expenses of the Company are allocated to each Fund based on the average net assets of each Fund.

2.  INVESTMENT ADVISORY FEE, OTHER RELATED PARTY TRANSACTIONS AND
    ADMINISTRATION FEE

    The Company, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company LLC ("Tweedy, Browne"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of its average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Investment Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

    The current and retired general partners and their families, as well as employees of Tweedy, Browne, the Investment Adviser to the Fund, have approximately $26.5 million of their own money invested in the Fund.

    The Company, on behalf of the Fund, has entered into an administration agreement (the "Administration Agreement") with First Data Investor Services Group, Inc. (the "Administrator"), a wholly owned subsidiary of First Data Corporation. Under the Administration Agreement, the Company pays the Administrator an administrative fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the average daily net assets of the Fund.

                                               FEES ON ASSETS
                            ---------------------------------------------------
                                                  BETWEEN
                               UP TO              $500 AND           EXCEEDING
                            $500 MILLION         $1 BILLION          $1 BILLION
-------------------------------------------------------------------------------
Administration Fees            0.06%               0.04%               0.02%
-------------------------------------------------------------------------------

                               UP TO             EXCEEDING
                            $100 MILLION        $100 MILLION
-------------------------------------------------------------------------------
Accounting Fees                0.03%               0.01%
-------------------------------------------------------------------------------

    Under the terms of the Administration Agreement, the Company will pay for fund administration services a minimum fee of $40,000 per annum, not to be aggregated with fees for fund accounting services. The Company will pay for a minimum monthly fee of $3,000 for fund accounting services for the Fund, not to be aggregated with fees for fund administration services.

    No officer, director or employee of Tweedy, Browne, the Administrator or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Fund pays each director who is not an officer, director or employee of Tweedy, Browne, the Administrator or any of their affiliates $8,000 per annum plus $500 per Regular or Special Board Meeting attended in person or by telephone, plus out-of-pocket expenses.

    Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect wholly owned subsidiary of Mellon Trust, serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). From time to time, Boston Safe may voluntarily waive a portion of its fee otherwise payable to it. For the six months ended September 30, 1998, Boston Safe did not waive any custody fees. Tweedy, Browne also serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

3.  SECURITIES TRANSACTIONS

    Cost of purchases and proceeds from sales of investment securities, excluding short-term investments for the six months ended September 30, 1998, aggregated $179,796,583 and $26,568,907, respectively.

    At September 30, 1998, the aggregate gross unrealized appreciation for all securities, in which there was an excess of value over tax cost, was $193,281,150 and the aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over value, was $83,101,673.

    For the six months ended September 30, 1998, the Fund incurred total brokerage commissions of $280,649.

4.  CAPITAL STOCK

    The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 400,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:

                                         SIX MONTHS ENDED 9/30/98                YEAR ENDED 3/31/98
                                      -------------------------------        -------------------------------
                                         SHARES           AMOUNT              SHARES            AMOUNT
------------------------------------------------------------------------------------------------------------
Sold                                   14,044,960      $  321,385,181        29,306,959      $  598,418,949
Reinvested                                   --                  --             854,761          17,761,820
Redeemed                               (8,103,242)       (181,393,798)       (7,390,306)       (151,051,060)
------------------------------------------------------------------------------------------------------------
Net Increase                            5,941,718      $  139,991,383        22,771,414      $  465,129,709
------------------------------------------------------------------------------------------------------------

5.  ORGANIZATION COSTS

    The Fund bears all costs in connection with its organization including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs have been deferred and are being amortized over a five-year period using the straight-line method from the commencement of operations of the Fund. In the event that any of the initial shares of the Fund are redeemed during such amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6.  LINE OF CREDIT

    Effective October 1, 1996, the Company and Mellon Trust, N.A. have entered into a Line of Credit Agreement (the "Agreement") which provides a $50 million line of credit, primarily for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The Fund may borrow up to the lesser of $50 million or one-third of its net assets. Interest is payable at the bank's Money Market Rate plus 0.75% on an annualized basis. Under the Agreement, the Company is charged a facility fee equal to 0.10% annually of the unutilized credit. The Agreement requires, among other provisions, the Fund to maintain a ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregated amount of indebtedness pursuant to the Agreement of no less than three to one. For the six months ended September 30, 1998, the Fund did not borrow under this Agreement.

                            TWEEDY, BROWNE FUND INC.
                       52 Vanderbilt Avenue, NY, NY 10017
                                  800-432-4789